[LOGO]

                           TEMPLETON DRAGON FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders  scheduled for May 3,
2002 at 10:00 a.m. Eastern time. The enclosed  materials  discuss four proposals
(the  "Proposals")  to be  voted  on at the  meeting,  and  contain  your  Proxy
Statement and proxy card. A proxy card is, in essence,  a ballot.  When you vote your proxy,  it tells us how you wish to vote on  important  issues  relating to
Templeton  Dragon  Fund,  Inc.  (the  "Fund").  If you  specify a vote for all 4
Proposals,  your proxy will be voted as you indicate.  If you specify a vote for only  certain  Proposals,  your  proxy  will  be  voted  as  specified,  and the
Proposal(s) for which no vote is specified will be voted FOR each such Proposal.
If you simply  sign and date the proxy  card,  but do not specify a vote for any
Proposal, your proxy will be voted FOR all Proposals.

We  urge  you to  spend a few  minutes  reviewing  the  Proposals  in the  Proxy
Statement.  Then,  please fill out the proxy card and return it to us so that we know  how you  would  like to  vote.  When  shareholders  return  their  proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments.  If you have any questions,  call Fund  Information at
1-800/DIAL BEN(R)(1-800-342-5236).

TELEPHONE AND INTERNET VOTING For your  convenience,  you may be able to vote by telephone or through the Internet,  24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

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[LOGO]

                           TEMPLETON DRAGON FUND, INC.

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of  Shareholders  (the  "Meeting") of Templeton  Dragon Fund,
Inc.  (the  "Fund")  will  be held  at the  Fund's  offices,  500  East  Broward
Boulevard,  12th Floor,  Ft.  Lauderdale,  Florida  33394-3091 on May 3, 2002 at
10:00 a.m. Eastern time.

During the Meeting, shareholders of the Fund will vote on four Proposals:

1. To elect five Directors of the Fund to hold office for the terms specified.

2. To approve an  Agreement  and Plan of  Reorganization  that  provides for the reorganization  of the Fund from a Maryland  corporation to a Delaware  business trust.

3. To  approve  amendments  to  certain  of the  Fund's  fundamental  investment restrictions (includes three (3) Sub-Proposals):

     (a) To  amend  the  Fund's  fundamental  investment  restriction  regarding industry concentration.

     (b) To  amend  the  Fund's  fundamental  investment  restriction  regarding borrowing and issuing senior securities.

     (c) To  amend  the  Fund's  fundamental  investment  restriction  regarding investments in commodities.

4. To approve the  elimination of certain of the Fund's  fundamental  investment restrictions.

                                  By Order of the Board of Directors,

                                  Barbara J. Green
                                  Secretary
   [_________], 2002

Please sign and promptly  return each proxy card in the enclosed  self-addressed envelope  regardless  of the  number of shares  you own.  Japanese  shareholders should be aware that the Japan  Securities  Clearing  Corporation may exercise a vote on the Proposals on your behalf if you do not return a proxy card.

                                      (i)

                                TABLE OF CONTENTS
                                                                                 Page
                                                                                 ----

PROXY STATEMENT

Information About Voting...........................................................

Proposal 1:To  Elect  Five  Directors  of the Fund to Hold  Office for the Terms
           Specified...............................................................

Proposal 2:To Approve an Agreement and Plan of Reorganization  that Provides for the  Reorganization  of the Fund from a Maryland  Corporation to a
           Delaware Business Trust.................................................

Proposal 3:To Approve Amendments to Certain of the Fund's Fundamental Investment
           Restrictions  (this  Proposal  involves  separate  votes  on
           Sub-Proposals 3a-3c)....................................................

           Sub-Proposal  3a:To  amend  the  Fund's  fundamental   investment
           restriction regarding industry concentration............................

           Sub-Proposal 3b:To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities...........

           Sub-Proposal 3c:To amend the Fund's fundamental investment restriction regarding investments in commodities........................

Proposal  4:To  Approve  the  Elimination  of Certain of the Fund's  Fundamental
            Investment Restrictions................................................

Information About the Fund.........................................................

Further Information About Voting and the Meeting...................................

EXHIBITS

Exhibit A:Form of Agreement and Plan of Reorganization  between Templeton Dragon
          Fund, Inc. (a Maryland  corporation)  and Templeton Dragon Fund (a
          Delaware business trust).................................................

Exhibit B:A Comparison of Governing Documents and State Law........................

Exhibit C:Fundamental   Investment  Restrictions  Proposed  to  be  Amended  or
          Eliminated...............................................................

                                      (ii)

                           TEMPLETON DRAGON FUND, INC.

                                 PROXY STATEMENT

INFORMATION ABOUT VOTING

Who is eligible to vote?

Shareholders  of  record at the  close of  business  on  February  22,  2002 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting.
The Notice of Meeting, the proxy card, and the Proxy Statement were first mailed to shareholders of record on or about [__________], 2002.

On what issues am I being asked to vote?

You are being asked to vote on four Proposals:

1.   To elect five Directors of the Fund to hold office for the terms specified;

2.   To approve an Agreement  and Plan of  Reorganization  that provides for the reorganization  of the  Fund  from a  Maryland  corporation  to a  Delaware business trust;

3.   To approve  amendments  to certain  of the  Fund's  fundamental  investment restrictions (includes three (3) Sub-Proposals); and

4.   To approve the elimination of certain of the Fund's fundamental  investment restrictions.

How do the Fund's Directors recommend that I vote?

The Directors unanimously recommend that you vote:

1.   FOR the election of five Directors of the Fund to hold office for the terms specified;

2.   FOR the approval of an Agreement and Plan of  Reorganization  that provides for  the  reorganization  of the  Fund  from a  Maryland  corporation  to a
     Delaware business trust;

3.   FOR the  approval  of each of the  proposed  amendments  to  certain of the
     Fund's fundamental investment restrictions; and

4.   FOR the approval of the  elimination  of certain of the Fund's  fundamental investment restrictions.

How do I ensure that my vote is recorded accurately?

You may attend the Meeting and vote in person or you may complete and return the enclosed  proxy card.  If you are  eligible to vote by  telephone or through the
Internet, a control number and separate instructions are enclosed.

                                       -1-

Proxy  cards that are  properly  signed,  dated and  received at or prior to the
Meeting  will be voted as  specified.  If you  specify  a vote for  Proposals  1 through 4, your proxy will be voted as you  indicate.  If you specify a vote for only  certain  Proposals,  your  proxy  will  be  voted  as  specified,  and the
Proposal(s)  for which no vote is specified will be voted FOR that Proposal.  If you simply  sign and date the proxy  card,  but do not specify a vote for any of
Proposals 1 through 4, your shares will be voted FOR the  nominees  for Director
(Proposal 1); FOR an Agreement and Plan of Reorganization  that provides for the reorganization  of the Fund from a Maryland  corporation to a Delaware  business trust (Proposal 2); FOR amending  certain of the Fund's  fundamental  investment restrictions  (Sub-Proposals  3a-3c); and FOR eliminating  certain of the Fund's fundamental investment restrictions (Proposal 4).

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation  or a  later-dated  proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

THE PROPOSALS

   PROPOSAL 1:    TO ELECT FIVE DIRECTORS OF THE FUND TO HOLD OFFICE FOR THE
                  TERMS SPECIFIED

How are nominees selected?

The  Board of  Directors  of the Fund (the  "Board"  or the  "Directors")  has a
Nominating and Compensation  Committee (the "Committee")  consisting of Frank J.
Crothers,  Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended (the "1940 Act").  Directors  who are not  interested  persons of the
Fund  are  referred  to  as  the  "Independent   Directors."  The  Committee  is
responsible for the selection and nomination of candidates to serve as Directors of the  Fund.  The  Committee  will  review  shareholders'  nominations  to fill vacancies  on the  Board if these  nominations  are  submitted  in  writing  and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to  identify  from its own  resources  an ample  number of  qualified candidates.

Who are the nominees and current members of the Board of Directors?

The Board is divided into three  classes.  Each class has a term of three years.
Each year the term of office of one class expires.  This year, the terms of five
Directors expire.  Harris J. Ashton,  Nicholas F. Brady,  Frank J. Crothers,  S.
Joseph  Fortunato  and  Constantine  D.  Tseretopoulos  have been  nominated for three-year  terms,  set to expire at the 2005  Annual  Meeting of  Shareholders.
These terms continue,  however, until successors are duly elected and qualified.
Among these  Directors,  only  Nicholas F. Brady is deemed to be an  "interested person" for purposes of the 1940 Act. Directors who are "interested persons" are referred to as the  "Interested  Directors."  All of the nominees are  currently members of the Board. In addition, all of the current nominees and Directors are

                                       -2-

also directors or trustees of other  Franklin(R)funds  and/or  Templeton(R)funds
(collectively, the "Franklin Templeton funds").

Certain  Directors  of the Fund hold  director  and/or  officer  positions  with
Franklin  Resources,  Inc.  ("Resources")  and its  affiliates.  Resources  is a publicly owned holding company, the principal  shareholders of which are Charles
B.  Johnson and Rupert H.  Johnson,  Jr., who own  approximately  [18% and 15%],
respectively,   of  its  outstanding  shares.  Resources,  a  global  investment organization operating as Franklin Templeton Investments,  is primarily engaged,
through  various  subsidiaries,   in  providing  investment  management,   share
distribution,  transfer  agent  and  administrative  services  to  a  family  of investment  companies.  Resources is a New York Stock  Exchange,  Inc.  ("NYSE")
listed holding company (NYSE:  BEN).  Charles E. Johnson,  Vice President of the
Fund,  is the son and  nephew,  respectively,  of brothers  Charles B.  Johnson,
Chairman of the Board,  Director and Vice  President of the Fund,  and Rupert H.
Johnson,  Jr.,  Vice  President of the Fund.  There are no family  relationships among any of the Directors or nominees for Director.

Each nominee  currently is available and has  consented to serve if elected.  If any of the nominees should become unavailable, the designated proxy holders will vote in their  discretion  for another person or persons who may be nominated as
Directors.

Listed below, for each nominee and Director, are their name, age and address, as well as their position and length of service with the Fund, principal occupation during the past five years,  the number of portfolios in the Franklin  Templeton fund  complex  that  they  oversee,  and  any  other  directorships  held by the
Director.

Nominees for Independent Director to serve until 2005 Annual Meeting of shareholders

                                       Number of
                                       Portfolios
                                       in Fund
                                       Complex
                                       Overseen
Name, Age and              Length of   by            Other
Address        Position    Time Served Director*     Directorships Held
----------------------------------------------------------------------
----------------------------------------------------------------------

HARRIS J.      Director    Since 1994   139          Director, RBC
ASHTON (69)                                          Holdings, Inc.
500 East                                             (bank holding
Broward Blvd.                                        company) and Bar-S
Suite 1200                                           Foods (meat
Fort                                                 packing company).
Lauderdale,
FL 33394-3091

Principal  Occupation During Past 5 Years:  Director of various  companies;  and formerly,  President, Chief Executive Officer and Chairman of the Board, General
Host Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------
----------------------------------------------------------------------

                                      -3-

                                       Number of
                                       Portfolios
                                       in Fund
                                       Complex
                                       Overseen
Name, Age and              Length of   by            Other
Address        Position    Time Served Director*     Directorships Held
----------------------------------------------------------------------
----------------------------------------------------------------------
FRANK J.       Director    Since 1998   20           None
CROTHERS (57)
500 East
Broward Blvd.
Suite 1200
Fort
Lauderdale,
FL 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power Ltd.; Vice Chairman, Caribbean Utilities Co., Ltd.; and Director and
President,  Provo Power Company Ltd. and director of various other  business and nonprofit organizations.
----------------------------------------------------------------------
----------------------------------------------------------------------

S. JOSEPH      Director    Since 1994   140          None
FORTUNATO (69)
500 East
Broward Blvd.
Suite 1200
Fort
Lauderdale,
FL 33394-3091

Principal Occupation During Past 5 Years:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------
----------------------------------------------------------------------

CONSTANTINE    Director    Since 1998   21           None
D.
TSERETOPOULOS
(47)
500 East
Broward Blvd.
Suite 1200
Fort
Lauderdale,
FL 33394-3091

Principal  Occupation  During  Past 5  Years:
Physician, Lyford Cay Hospital (1987-present), and director of various nonprofit
organizations   and  formerly,   Cardiology   Fellow,   University  of  Maryland
(1985-1987) and Internal  Medicine  Resident,  Greater  Baltimore Medical Center
(1982-1985).
----------------------------------------------------------------------

                                      -4-

Nominee for Interested Director to serve until 2005 Annual Meeting of shareholders

                                       Number of
                                       Portfolios
                                       in Fund
                                       Complex
                                       Overseen
Name, Age and              Length of   by            Other
Address        Position    Time Served Director*     Directorships Held
-----------------------------------------------------------------------
-----------------------------------------------------------------------

**NICHOLAS F.  Director    Since 1994   66           Director, Amerada
BRADY (71)                                           Hess Corporation
500 East                                             (exploration and
Broward Blvd.                                        refining of oil
Suite 1200                                           and gas), C2, Inc.
Fort                                                 (operating and
Lauderdale,                                          investment
FL 33394-3091                                        business), and
                                                     H.J. Heinz Company
                                                     (processed foods
                                                     and allied
                                                     products).

Principal Occupation During Past 5 Years:
Chairman,  Templeton  Emerging  Markets  Investment  Trust PLC,  Darby  Overseas
Investments,  Ltd. and Darby Emerging Markets Investments LDC (investment firms)
(1994-present);   Director,   Templeton  Capital  Advisors  Ltd.,  and  Franklin
Templeton  Investment  Fund;  and  formerly,  Secretary  of  the  United  States
Department of the Treasury  (1988-1993),  Chairman of the Board,  Dillon, Read &
Co., Inc.  (investment banking) (until 1988) and U.S. Senator, New Jersey (April
1982-December                                                             1982).
----------------------------------------------------------------------

Independent Directors serving until 2004 Annual Meeting of shareholders

                                       Number of
                                       Portfolios
                                       in Fund
                                       Complex
                                       Overseen
Name, Age and              Length of   by            Other
Address        Position    Time Served Director*     Directorships Held
----------------------------------------------------------------------
----------------------------------------------------------------------

ANDREW H.      Director    Since 1994   31           None
HINES, JR.
(79)
500 East
Broward Blvd.
Suite 1200
Fort
Lauderdale,
FL 33394-3091

Principal Occupation During Past 5 Years:
Consultant,  Triangle  Consulting  Group;  and  Executive-in-Residence,   Eckerd
College  (1991-present);  and  formerly,  Chairman and  Director,  Precise Power
Corporation   (1990-1997),   Director,   Checkers  Drive-In   Restaurant,   Inc.
(1994-1997),  and  Chairman of the Board and Chief  Executive  Officer,  Florida
Progress  Corporation  (holding  company in the  energy  area)  (1982-1990)  and
director         of         various         of         its         subsidiaries.
----------------------------------------------------------------------
----------------------------------------------------------------------

                                      -5-

                                       Number of
                                       Portfolios
                                       in Fund
                                       Complex
                                       Overseen
Name, Age and              Length of   by            Other
Address        Position    Time Served Director*     Directorships Held
----------------------------------------------------------------------
----------------------------------------------------------------------
EDITH E.       Director    Since 1996   85           Director, Amerada
HOLIDAY (50)                                         Hess Corporation
500 East                                             (exploration and
Broward Blvd.                                        refining of oil
Suite 1200                                           and gas), Hercules
Fort                                                 Incorporated
Lauderdale,                                          (chemicals, fibers
FL 33394-3091                                        and resins),
                                                     Beverly
                                                     Enterprises, Inc.
                                                     (health care),
                                                     H.J. Heinz Company
                                                     (processed foods
                                                     and allied
                                                     products), RTI
                                                     International
                                                     Metals, Inc.
                                                     (manufacture and
                                                     distribution of
                                                     titanium), Digex
                                                     Incorporated (web
                                                     hosting provider),
                                                     and Canadian
                                                     National Railway
                                                     (railroad).

Principal  Occupation During Past 5 Years:
Director of various companies;  and formerly,  Assistant to the President of the
United States and Secretary of the Cabinet  (1990-1993),  General Counsel to the
United States Treasury  Department  (1989-1990),  and Counselor to the Secretary
and Assistant  Secretary  for Public  Affairs and Public  Liaison-United  States
Treasury                         Department                         (1988-1989).
----------------------------------------------------------------------

Interested Directors serving until 2004 Annual Meeting of shareholders

                                       Number of
                                       Portfolios
                                       in Fund
                                       Complex
                                       Overseen
Name, Age and              Length of   by            Other
Address        Position    Time Served Director*     Directorships Held
----------------------------------------------------------------------
----------------------------------------------------------------------

**MARTIN L.    Director    Since 1994   7            None
FLANAGAN (41)  and Vice
One Franklin   President
Parkway
San Mateo, CA
94403-1906

Principal  Occupation  During  Past 5  Years:
President,  Member-Office  of the President,  Chief Financial  Officer and Chief
Operating  Officer,  Franklin  Resources,  Inc.; Senior Vice President and Chief
Financial  Officer,  Franklin Mutual  Advisers,  LLC;  Executive Vice President,
Chief Financial Officer and Director,  Templeton Worldwide, Inc.; Executive Vice
President  and Chief  Operating  Officer,  Templeton  Investment  Counsel,  LLC;
Executive Vice President and Director,  Franklin Advisers,  Inc.; Executive Vice
President,  Franklin Investment  Advisory Services,  Inc. and Franklin Templeton
Investor  Services,  LLC; Chief Financial  Officer,  Franklin Advisory Services,
LLC; Chairman,  Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
----------------------------------------------------------------------
----------------------------------------------------------------------

                                      -6-

                                       Number of
                                       Portfolios
                                       in Fund
                                       Complex
                                       Overseen
Name, Age and              Length of   by            Other
Address        Position    Time Served Director*     Directorships Held
----------------------------------------------------------------------
----------------------------------------------------------------------
**CHARLES B.   Chairman    Chairman     139          None
JOHNSON (69)   of the      of the
One Franklin   Board,      Board
Parkway        Director    since 1995
San Mateo, CA  and Vice    and
94403-1906     President   Director
                           and Vice
                           President
                           since 1994

Principal Occupation During Past 5 Years:
Chairman of the Board,  Chief Executive  Officer,  Member-Office of the Chairman
and Director,  Franklin  Resources,  Inc.;  Vice President,  Franklin  Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or  director  or  trustee,  as the  case  may  be,  of  most  of  the  other subsidiaries of Franklin Resources, Inc.
----------------------------------------------------------------------

Independent Directors serving until 2003 Annual Meeting of shareholders

                                       Number of
                                       Portfolios
                                       in Fund
                                       Complex
                                       Overseen
Name, Age and              Length of   by            Other
Address        Position    Time Served Director*     Directorships Held
----------------------------------------------------------------------
----------------------------------------------------------------------

BETTY P.      Director     Since 1994   25           None
KRAHMER (72)
500 East
Broward Blvd.
Suite 1200
Fort
Lauderdale,
FL
33394-3091

Principal Occupation During Past 5 Years:
Director  or trustee of  various  civic  associations;  and  formerly,  Economic
Analyst, U.S. government.
----------------------------------------------------------------------
----------------------------------------------------------------------

GORDON S.     Director     Since 1994   139          Director, Martek
MACKLIN (73)                                         Biosciences
500 East                                             Corporation,
Broward Blvd.                                        WorldCom, Inc.
Suite 1200                                           (communications
Fort                                                 services),
Lauderdale,                                          MedImmune, Inc.
FL                                                   (biotechnology),
33394-3091                                           Overstock.com
                                                     (Internet
                                                     services), and
                                                     Spacehab, Inc.
                                                     (aerospace
                                                     services).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of
Securities Dealers, Inc. (until 1987).
----------------------------------------------------------------------
----------------------------------------------------------------------

                                      -7-

                                       Number of
                                       Portfolios
                                       in Fund
                                       Complex
                                       Overseen
Name, Age and              Length of   by            Other
Address        Position    Time Served Director*     Directorships Held
----------------------------------------------------------------------
----------------------------------------------------------------------

FRED R.       Director     Since 1994   31           None
MILLSAPS (72)
500 East
Broward
Blvd. Suite
1200, Fort
Lauderdale,
FL
33394-3091

Principal  Occupation  During  Past 5 Years:
Director  of  various  business  and  nonprofit  organizations,  and  manager of personal investments (1978-present);  and formerly, Chairman and Chief Executive
Officer,  Landmark Banking  Corporation  (1969-1978),  Financial Vice President,
Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
----------------------------------------------------------------------

*    We base the number of portfolios on each separate  series of the registered investment  companies  comprising the Franklin  Templeton  Investments fund complex.  These portfolios have a common  investment  adviser or affiliated investment advisers, and may also share a common underwriter.

**   Nicholas F. Brady,  Martin L.  Flanagan,  and Charles B.  Johnson,  each an
     Interested Director, are "interested persons" of the Fund as defined by the
     1940 Act. The 1940 Act limits the percentage of interested persons that can comprise  a  fund's  board of  directors.  Mr.  Johnson  is  considered  an interested  person  of the  Fund  due to his  position  as an  officer  and director and major shareholder of Resources and his position with the Fund.
     Mr.  Flanagan's status as an interested person results from his position as an officer of Resources and his position with the Fund.  Mr. Brady's status as an  interested  person  results  from  his  business  affiliations  with
     Resources and Templeton  Global Advisors  Limited.  Mr. Brady and Resources
     are  both  limited  partners  of  Darby  Overseas  Partners,  L.P.  ("Darby
     Overseas").  Mr.  Brady is  Chairman  and  shareholder  of  Darby  Overseas
     Investments,  Ltd.,  which  is  the  corporate  general  partner  of  Darby
     Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited
     are limited  partners of Darby Emerging  Markets Fund, L.P.  ("DEMF").  Mr.
     Brady  serves as Chairman of the  corporate  general  partner of DEMF,  and
     Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors
     Ltd. ("TCAL"),  which serves as investment manager to certain  unregistered funds.  TCAL and  Templeton  Global  Advisors  Limited  are  both  indirect subsidiaries of Resources. The remaining nominees and Directors of the Fund are Independent Directors.

Note:  As  discussed  previously,  Charles B.  Johnson,  Chairman  of the Board,
Director, and Vice President,  and Rupert H. Johnson, Jr., Vice President of the
Fund,  are  brothers  and the  father  and  uncle,  respectively,  of Charles E.
Johnson, Vice President of the Fund.

The following tables provide the equity  securities of Franklin  Templeton funds beneficially owned by the Fund's Directors.

                                      -8-

Independent Directors

--------------------------------------------------------------------
                                            Aggregate Dollar Range
                                           of Equity Securities in
                                            All Funds Overseen by
                                             the Director in the
                       Dollar Range of       Franklin Templeton
                     Equity Securities in      Investments Fund
Name of Director         the Fund(1)              Complex(1)
--------------------------------------------------------------------
--------------------------------------------------------------------
Harris J. Ashton         $1 - $10,000           Over $100,000
--------------------------------------------------------------------
--------------------------------------------------------------------
Frank J. Crothers            None               Over $100,000
--------------------------------------------------------------------
--------------------------------------------------------------------
S. Joseph Fortunato      $1 - $10,000           Over $100,000
--------------------------------------------------------------------
--------------------------------------------------------------------
Andrew H. Hines,             None               Over $100,000
Jr.
--------------------------------------------------------------------
--------------------------------------------------------------------
Edith E. Holiday         $1 - $10,000           Over $100,000
--------------------------------------------------------------------
--------------------------------------------------------------------
Betty P. Krahmer      $50,001 - $100,000        Over $100,000
--------------------------------------------------------------------
--------------------------------------------------------------------
Gordon S. Macklin     $10,001 - $50,000         Over $100,000
--------------------------------------------------------------------
--------------------------------------------------------------------
Fred R. Millsaps             None               Over $100,000
--------------------------------------------------------------------
--------------------------------------------------------------------
Constantine D.               None               Over $100,000
Tseretopoulos
--------------------------------------------------------------------

Interested Directors

--------------------------------------------------------------------
                                             Aggregate Dollar Range
                                            of Equity Securiites in
                                             All Funds Overseen by
                                              the Director in the
                        Dollar Range of        Franklin Templeton
                      Equity Securities in      Investments Fund
Name of Director         the Fund(1)                 Complex(1)
--------------------------------------------------------------------
--------------------------------------------------------------------
Nicholas F. Brady        $1 - $10,000           Over $100,000
--------------------------------------------------------------------
--------------------------------------------------------------------
Martin L. Flanagan       $1 - $10,000           Over $100,000
--------------------------------------------------------------------
--------------------------------------------------------------------
Charles B. Johnson      Over $100,000           Over $100,000
--------------------------------------------------------------------

(1)    For the calendar year ended December 31, 2001.

How often do the Directors meet and what are they paid?

The  role  of the  Directors  is to  provide  general  oversight  of the  Fund's business,  and  to  ensure  that  the  Fund  is  operated  for  the  benefit  of shareholders.  The Directors  anticipate  meeting at least five times during the current  fiscal  year to  review  the  operations  of the  Fund  and the  Fund's investment performance. The Directors also oversee the services furnished to the
Fund  by  Templeton  Asset  Management  Ltd.  - Hong  Kong  branch,  the  Fund's investment  manager  (the  "Investment  Manager"),  and  various  other  service providers.  The Fund currently pays the  Independent  Directors and Mr. Brady an annual  retainer  of  $2,000  and a fee of  $400  per  Board  meeting  attended.
Directors  serving  on the  Audit  Committee  of the Fund and  other  investment companies  in Franklin  Templeton  Investments  receive a flat fee of $2,000 per
Audit Committee meeting  attended,  a portion of which is allocated to the Fund.
Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

During the fiscal year ended December 31, 2001,  there were five meetings of the
Board,  three  meetings  of the  Audit  Committee,  and  three  meetings  of the
Nominating and Compensation Committee.  Each Director then in office attended at least  75%  of  the  aggregate  number  of  meetings  of  the  Board  and of the committee(s) on which he or she participated.

                                      -9-

Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect  remuneration due to their participation in management fees and other fees received by the Investment  Manager and its affiliates  from Franklin
Templeton funds.  The Investment  Manager or its affiliates pay the salaries and expenses of the officers.  No pension or retirement benefits are accrued as part of Fund expenses.

                         Aggregate         Total Compensation
                       Compensation         from Franklin
Name of Director       from the Fund*      Templeton funds**
---------------------------------------------------------------
Harris J. Ashton          $4,000              $353,221
Nicholas F. Brady         $4,000               134,500
Frank J. Crothers         $4,077                92,000
S. Joseph Fortunato       $4,000               352,380
Andrew H. Hines, Jr.      $4,065               203,500
Edith E. Holiday          $4,000               254,670
Betty P. Krahmer          $4,000               134,500
Gordon S. Macklin         $4,000               353,221
Fred R. Millsaps          $4,065               201,500
Constantine D.            $4,119                94,500
Tseretopoulos
 ---------------------
*  Compensation received for the fiscal year ended December 31, 2001.

** For the calendar year ended December 31, 2001.

The  table  above  indicates  the  total  fees  paid to  Directors  by the  Fund individually,  and by all of the Franklin  Templeton funds. These Directors also serve as directors or trustees of other  investment  companies  that are part of
Franklin Templeton  Investments,  many of which hold meetings at different dates and times. The Directors and the Fund's management  believe that having the same individuals  serving  on the  boards  of many of the  Franklin  Templeton  funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate  fund,  the services of high  caliber,  experienced  and  knowledgeable
Independent  Directors who can more  effectively  oversee the  management of the funds.

Board  members  historically  have  followed  a  policy  of  having  substantial investments  in one or more of the Franklin  Templeton  funds,  as is consistent with their  individual  financial  goals.  In  February  1998,  this  policy was formalized  through  adoption of a  requirement  that each board  member  invest one-third  of the fees  received  for  serving  as a  director  or  trustee of a
Templeton  fund in shares of one or more  Templeton  funds and  one-third of the fees  received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin  funds,  until the value of such  investments  equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities  controlled by a board member constitute fund holdings  of such board  member for  purposes of this  policy,  and a three year phase-in period applies to such investment  requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on
February  27,  1998,  were  valued as of such date with  subsequent  investments valued at cost.

                                      -10-

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.  Listed  below for each  Executive  Officer are their  name,  age and address,  as well as their  position  and length of service  with the Fund,  and principal occupation during the past five years. In addition to their service on the Board, Charles B. Johnson serves as Chairman of the Board, Director and Vice
President to the Fund,  and Martin L. Flanagan  serves as Vice  President to the
Fund. Please refer to the table "Interested  Directors serving until 2004 Annual
Meeting of Shareholders"  above for information  regarding  Messrs.  Johnson and
Flanagan.

---------------------------------------------------------------------
                          Length
 Name, Age and            of Time        Principal Occupation During Past
 Address        Position  Served         5 Years
---------------------------------------------------------------------
---------------------------------------------------------------------

Mark Mobius     President Since 1994     Portfolio Manager of various
(65)                                     Templeton advisory affiliates;
Two Exchange                             Managing Director, Templeton
Square, 39th                             Asset Management Ltd.; Executive
Floor,                                   Vice President and Director,
Suite 3905-08                            Templeton Global Advisors
Hong Kong                                Limited; officer of eight of the
                                         investment companies in Franklin
                                         Templeton Investments; officer
                                         and/or director, as the case may
                                         be, of some of the subsidiaries of
                                         Franklin Resources, Inc.; and
                                         formerly, President,
                                         International Investment Trust
                                         Company Limited (investment
                                         manager of Taiwan R.O.C. Fund)
                                         (1986-1987), and Director,
                                         Vickers da Costa, Hong Kong
                                         (1983-1986).
---------------------------------------------------------------------
---------------------------------------------------------------------
Rupert H.       Vice      Since 1996     Vice Chairman, Member-Office of
Johnson, Jr.    President                the Chairman and Director,
(61)                                     Franklin Resources, Inc.; Vice
One Franklin                             President and Director, Franklin
Parkway, San                             Templeton Distributors, Inc.;
Mateo, CA                                Director, Franklin Advisers, Inc.
94403-1906                               and Franklin Investment Advisory
                                         Services, Inc.; Senior Vice
                                         President, Franklin Advisory
                                         Services, LLC; and officer and/or
                                         director or trustee, as the case
                                         may be, of most of the other
                                         subsidiaries of Franklin
                                         Resources, Inc. and of 51 of the
                                         investment companies in Franklin
                                         Templeton Investments.
---------------------------------------------------------------------
---------------------------------------------------------------------
Harmon E.       Vice      Since 1996     Vice Chairman, Member-Office of
Burns (56)      President                the Chairman and Director,
One Franklin                             Franklin Resources, Inc.; Vice
Parkway, San                             President and Director, Franklin
Mateo, CA                                Templeton Distributors, Inc.;
94403-1906                               Executive Vice President,
                                         Franklin Advisers, Inc.;
                                         Director, Franklin Investment
                                         Advisory Services, Inc.; and
                                         officer and/or director or
                                         trustee, as the case may be, of
                                         most of the other subsidiaries of
                                         Franklin Resources, Inc. and of
                                         51 of the investment companies in
                                         Franklin Templeton Investments.
---------------------------------------------------------------------
---------------------------------------------------------------------
Charles E.      Vice      Since 1996     President, Member-Office of the
Johnson (45)    President                President and Director, Franklin
One Franklin                             Resources, Inc.; Senior Vice
Parkway, San                             President, Franklin Templeton
Mateo, CA                                Distributors, Inc.; President and
94403-1906                               Director, Templeton Worldwide,
                                         Inc. and Franklin Advisers, Inc.;
                                         Chairman of the Board, President
                                         and Director, Franklin Investment
                                         Advisory Services, Inc.; officer
                                         and/or director of some of the
                                         other subsidiaries of Franklin
                                         Resources, Inc.; and officer
                                         and/or director or trustee, as
                                         the case may be, of 34 of the
                                         investment companies in Franklin
                                         Templeton Investments.

                                      -11-

---------------------------------------------------------------------
                          Length
 Name, Age and            of Time        Principal Occupation During Past
 Address        Position  Served         5 Years
---------------------------------------------------------------------
---------------------------------------------------------------------
Jeffrey A.      Vice      Since 2001     President and Director, Templeton
Everett (38)    President                Global Advisors Limited; officer
P.O. Box                                 of 18 of the investment companies
N-7759, Lyford                           in Franklin Templeton
Cay, Nassau,                             Investments; and formerly,
Bahamas                                  Investment Officer, First
                                         Pennsylvania Investment Research
                                         (until 1989).
---------------------------------------------------------------------
---------------------------------------------------------------------
John R. Kay     Vice      Since 1994     Vice President, Templeton
(61)            President                Worldwide, Inc.; Assistant Vice
500 East                                 President, Franklin Templeton
Broward Blvd.,                           Distributors, Inc.; Senior Vice
Suite 1200,                              President, Franklin Templeton
Fort                                     Services, LLC; officer of 23 of
Lauderdale, FL                           the investment companies in
33394-3091                               Franklin Templeton Investments;
                                         and formerly, Vice President and
                                         Controller, Keystone Group, Inc.
---------------------------------------------------------------------
---------------------------------------------------------------------
Murray L.       Vice      Since 2000     Executive Vice President and
Simpson (64)    President                General Counsel, Franklin
One Franklin    and                      Resources, Inc.; officer and/or
Parkway, San    Assistant                director of some of the
Mateo, CA       Secretary                subsidiaries of Franklin
94403-1906                               Resources, Inc.; officer of 53 of
                                         the investment companies in
                                         Franklin Templeton Investments;
                                         and formerly, Chief Executive
                                         Officer and Managing Director,
                                         Templeton Franklin Investment
                                         Services (Asia) Limited (until
                                         2000) and Director, Templeton
                                         Asset Management Ltd. (until
                                         1999).
---------------------------------------------------------------------
---------------------------------------------------------------------
Barbara J.      Vice      Vice           Vice President and Deputy General
Green (54)      President President      Counsel, Franklin Resources,
One Franklin    and       since          Inc.; and Senior Vice President,
Parkway, San    Secretary 2000 and       Templeton Worldwide, Inc.;
Mateo, CA                 Secretary      officer of 53 of the investment
94403-1906                since          companies in Franklin Templeton
                          1996           Investments; and formerly, Deputy
                                         Director, Division of Investment
                                         Management, Executive Assistant
                                         and Senior Advisor to the
                                         Chairman, Counselor to the
                                         Chairman, Special Counsel and
                                         Attorney Fellow, U.S. Securities
                                         and Exchange Commission
                                         (1986-1995), Attorney, Rogers &
                                         Wells (until 1986), and Judicial
                                         Clerk, U.S. District Court
                                         (District of Massachusetts)
                                         (until 1979).
---------------------------------------------------------------------
---------------------------------------------------------------------
DAVID P. GOSS   Vice      Since          Associate General Counsel,
(54)            President 2000           Franklin Resources, Inc.;
One Franklin    and                      President, Chief Executive
Parkway, San    Assistant                Officer and Director, Property
Mateo, CA       Secretary                Resources, Inc. and Franklin
 94403-1906                              Properties, Inc.; officer and/or
                                         director of some of the other
                                         subsidiaries of Franklin
                                         Resources, Inc.; officer of 53 of
                                         the investment companies in
                                         Franklin Templeton Investments;
                                         and formerly, President, Chief
                                         Executive Officer and Director,
                                         Property Resources Equity Trust
                                         (until 1999) and Franklin Select
                                         Realty Trust (until 2000).
---------------------------------------------------------------------
---------------------------------------------------------------------
BRUCE S.        Treasurer  Since         Vice President, Franklin
ROSENBERG (40)            2000           Templeton Services, LLC; and
500 East                                 officer of 19 of the investment
Broward Blvd.,                           companies in Franklin Templeton
Suite 1200,                              Investments.
Fort
Lauderdale, FL
33394-3091
---------------------------------------------------------------------

                                      -12-

PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR
            THE  REORGANIZATION  OF THE FUND FROM A MARYLAND  CORPORATION TO A
            DELAWARE BUSINESS TRUST

The Directors  unanimously  recommend  that you approve an Agreement and Plan of
Reorganization  (the "DBT  Plan"),  substantially  in the form  attached to this
Proxy  Statement  as  Exhibit  A,  that  would  change  the  state  and  form of organization of the Fund. This proposed change calls for the  reorganization  of the Fund from a  Maryland  corporation  into a newly  formed  Delaware  business trust.  This proposed  reorganization  will be referred to throughout this Proxy
Statement as the "DBT Reorganization." To implement the DBT Reorganization,  the
Directors have approved the DBT Plan, which contemplates the continuation of the current business of the Fund in the form of a new Delaware  business trust named
"Templeton Dragon Fund" (the "Trust").

What will the DBT Reorganization mean for the Fund and its shareholders?

If the DBT  Plan is  approved  by  shareholders  and the DBT  Reorganization  is implemented,  the Trust would have the same investment  objective,  policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, any amended or  eliminated  fundamental  investment  restrictions  described  in
Proposals 3 and 4 in this Proxy  Statement).  The Board,  including  any persons elected  under  Proposal 1, and officers of the Trust would be the same as those of the Fund, and would operate the Trust in essentially  the same manner as they previously  operated  the  Fund.  Thus,  on the date the DBT  Reorganization  is effected,  you would hold an  interest in the Trust that is  equivalent  to your then  interest  in  the  Fund.  For  all  practical  purposes,  a  shareholder's investment in the Fund would not change.

Why  are  the  Directors  recommending  approval  of the  DBT  Plan  and the DBT
Reorganization?

The Directors  have  determined  that  investment  companies  formed as Delaware business trusts have certain advantages over investment  companies  organized as
Maryland  corporations.  Under  Delaware law,  investment  companies are able to simplify  their  operations  by reducing  administrative  burdens.  Delaware law allows  greater  flexibility  in drafting and amending an  investment  company's governing  documents,  which can result in greater efficiencies of operation and savings  for an  investment  company  and its  shareholders.  Delaware  law also provides favorable state tax treatment. Furthermore, there is a well-established body of  legal  precedent  in the area of  corporate  and  alternative  business entities law that may be relevant in deciding  issues  pertaining  to the Trust.
Accordingly,  the  Directors  believe  that it is in the best  interests  of the shareholders to approve the DBT Plan.

How do the Maryland corporate law, and the Fund's governing  documents,  compare to the Delaware business trust law, and the Trust's governing documents?

Reorganizing the Fund from a Maryland  corporation to a Delaware  business trust is expected to provide  many  benefits  to the Fund and its  shareholders.  As a
Delaware  business trust formed under the Delaware  business trust law, with its operations  governed by a Declaration of Trust and By-Laws (that streamline many

                                      -13-

of the  provisions in the Fund's  Articles of  Incorporation  and By-Laws),  the
Trust should lead to enhanced  flexibility in management and  administration  as compared to its current operation as a Maryland  corporation.  It should be able to adapt more  quickly  and cost  effectively  to new  developments  in the fund industry and the financial  markets.  Moreover,  to the extent provisions in the
Trust's  Declaration  of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware
business   entities  (such  as  limited   partnerships  and  limited   liability
companies),  the Delaware  courts may look to such other laws to help  interpret provisions of the Trust's  Declaration of Trust and By-Laws.  Applying this body of law to the operation of the Trust should prove beneficial  because these laws
are  extensively  developed  and  business-oriented.   In  addition,  Delaware's
Chancery Court is dedicated to business law matters, which means that the judges tend to be more  specialized  and better  versed in the  nuances of the law that will be applied to the Trust.  These  legal  advantages  make more  certain  the resolution of legal  controversies and help to reduce legal costs resulting from uncertainty in the law.

A  comparison  of the  Delaware  business  trust  law and the  Maryland  General
Corporation  law, and a comparison  of the relevant  provisions of the governing documents  of the Trust and the Fund,  are  included  in Exhibit B to this Proxy
Statement,  which is entitled,  "A Comparison  of Governing  Documents and State
Law." In this  connection,  we note  that the  By-Laws  which  will  govern  the operation of the Trust if this  Proposal 2 is approved by  shareholders  and the
Reorganization  is completed,  contain a provision which requires that notice be given to the Trust by a  shareholder  in  advance  of a  shareholder  meeting to enable a  shareholder  to present a  proposal  at any such  meeting.  Failure to satisfy the  requirements  of this  advance  notice  provision  will mean that a shareholder  may not be able to present a proposal at a meeting.  The details of that new advance notice provision are included in Exhibit B and its operation is described under "Further  Information About Voting and the Meeting - Shareholder
Proposals" below.

What are the consequences and procedures of the DBT Reorganization?

As noted  above,  upon  completion  of the DBT  Reorganization,  the Trust  will continue the business of the Fund with the same investment  objective,  policies and investment restrictions as exist on the date of the DBT Reorganization,  and will hold the same portfolio of securities then held by the Fund. The Trust will operate under substantially identical overall management, investment management, and administrative arrangements as those of the Fund.

The  Trust  was  formed  solely  for  the  purpose  of  becoming  the  successor organization  to, and carrying on the business of, the Fund. As the successor to the  Fund's  operations,  the  Trust  will  adopt  the  Fund's  notification  of registration  under the  Investment  Company Act of 1940,  as amended (the "1940
Act"). To accomplish the DBT Reorganization, the DBT Plan provides that the Fund will transfer all of its portfolio  securities and any other assets,  subject to its liabilities, to the Trust. In exchange for these assets and liabilities, the
Trust will issue shares of beneficial  interest in the Trust to the Fund, which, in turn, will distribute  those shares pro rata to you.  Through this procedure, you will  receive  exactly  the same  number and dollar  amount of shares of the
Trust as shares of the Fund ("Fund  Shares") owned by you  immediately  prior to the  effectiveness  of the DBT  Reorganization,  and the net asset value of each

                                      -14-

share of the Trust will be the same as that of the Fund.  In addition,  you will
retain  the  right  to  any  declared  but  undistributed   dividends  or  other
distributions payable on Fund Shares that you may have had on the effective date of the DBT  Reorganization.  As soon as practicable  after the effective date of the DBT  Reorganization,  the Fund will be  dissolved  and  cease its  corporate existence.

The Directors may terminate the DBT Plan and abandon the DBT  Reorganization  at any time prior to the effective date of the DBT Reorganization if they determine that such actions are in the best interests of the Fund's  shareholders.  If the
DBT Plan is not  approved  by  shareholders  or the  Directors  abandon  the DBT
Reorganization,  the Fund will  continue to operate as a  corporation  under the laws of the State of Maryland.

What  effect  will  the  DBT  Reorganization  have  on  the  current  investment management agreement?

In connection with the implementation of the DBT Reorganization,  the Trust will enter into an investment  management  agreement with Templeton Asset  Management
Ltd.-Hong  Kong  branch,   the  Trust's   investment  manager  (the  "Investment
Manager").  This investment management agreement will be substantially identical to the current  investment  management  agreement between the Investment Manager and the Fund.  Thus, it is anticipated  that, other than a change in contracting party and the date of the  agreement,  there will be no  material  change in the essential  terms  of the  investment  management  agreement  because  of the DBT
Reorganization.

What  effect  will  the  DBT  Reorganization  have  on the  current  shareholder servicing agreements?

The Trust will enter into an agreement for administration services with Franklin
Templeton Services,  LLC ("FT Services") that is substantially  identical to the
Fund  Administration  Agreement  currently  in  place  between  the  Fund and FT
Services.  The Fund will assign to the Trust the Fund's (i) service and transfer agency agreements with Mellon Investor Services,  LLC (which provide for certain financial,  administrative,  transfer agency and fund accounting services);  and
(ii)  shareholder  servicing  and  administrative  services  agreement  with  FT
Services  and  Nomura  Asset  Management   U.S.A.   (formerly,   Nomura  Capital
Management,  Inc.).  Consequently,  shareholders of the Trust should receive the same quality of services they have received as shareholders of the Fund.

What is the effect of shareholder approval of the DBT Plan?

Under the 1940 Act, the  shareholders  of an investment  company are entitled to vote on the election of  directors  or trustees and the initial  approval of the investment  management  agreement for the investment  company.  Thus, if the DBT
Plan is approved,  shareholders of the Trust would need to elect Trustees(1) and approve  an  investment  management  agreement  or  the  Trust  would  not be in compliance  with the 1940  Act.  For  investment  companies  that  have  already commenced operations and have public shareholders,  these matters typically must be submitted to shareholders for their consideration at a meeting specially

--------------------------------
(1)  The members of the board of a Delaware  business  trust are  referred to as
     Trustees.

                                      -15-

called  for  that  purpose.  In the  case  of a  reorganization,  such  as  that contemplated  by this  Proposal 2, a meeting could not be called until after the completion  of the  transaction,  because  only then would  there  exist  public shareholders  of the  Trust  who  could  vote.  Such a  procedure  would be both impractical and expensive.  Therefore,  in accordance with standard practice and announced  positions of the staff of the U.S. Securities and Exchange Commission
("SEC"),  the Directors have  determined that it is in the best interests of the shareholders  to avoid the  considerable  expense  of a  shareholder  meeting to obtain these approvals following completion of the DBT Reorganization. Thus, the
Directors  have   determined   that   shareholder   approval  of  the  DBT  Plan
substantially in the form contained in Exhibit A would, for purposes of the 1940
Act, constitute  shareholder  approval of: (1) the election,  as Trustees of the
Trust,  of the  Directors  of the Fund who are in  office at the time of the DBT
Reorganization,  including those Directors  elected at this Meeting  pursuant to
Proposal 1; and (2) the new investment  management  agreement  between the Trust and the Investment Manager,  which is substantially  identical to the investment management  agreement  currently in effect  between the Fund and the  Investment
Manager. Mechanically, this will be accomplished,  prior to the effectiveness of the DBT Reorganization,  by issuing a single share of beneficial interest in the
Trust to the Fund, and having the Fund vote on these matters as sole shareholder of the Trust.

In summary, to implement the special voting procedures described above, prior to the  completion  of the DBT  Reorganization,  the officers  will cause the Fund, which will have the status of initial sole shareholder of the Trust, to vote its share of the Trust FOR the election of the Trustees of the Trust and approval of the investment  management agreement as specified above. This action will enable the Trust to satisfy the requirements of the 1940 Act without involving the time and expense of a shareholder  meeting.  If approved by  shareholders of the Fund and not abandoned by the Directors,  the DBT Reorganization will be completed as soon as reasonably practicable after the Meeting.

What is the capitalization and structure of the Trust?

The Trust was  formed as a business  trust on  February  28,  2002  pursuant  to
Delaware  law.  The  Trust  has  authorized  an  unlimited  number  of shares of beneficial  interest  without  par value.  As of the  effective  time of the DBT
Reorganization,  outstanding  shares  of the Trust  will have the same  dividend rights as those of the Fund  immediately  prior to the effective time of the DBT
Reorganization and will be fully paid, nonassessable,  freely transferable,  and have no preemptive or subscription rights. Shares of the Trust and the Fund have the same voting and  liquidation  rights and have one vote per full share.  Both the Trust and Fund  provide for  noncumulative  voting in the  election of their
Trustees/Directors  and  provide  for a  classified  board  consisting  of three
classes   of   Trustees/Directors,   with   staggered   terms.   Each  class  of
Trustees/Directors  remains in office for three years and until their successors are elected and qualify with the term of office of one class expiring each year.
The Trust also has the same fiscal year as the Fund.

                                      -16-

Are there any tax consequences for shareholders?

The DBT  Reorganization  is  designed  to be  tax-free  for  federal  income tax purposes  so that you will not  experience  a taxable  gain or loss when the DBT
Reorganization is completed.  The basis and holding period of your shares in the
Trust  will be the same as the basis and  holding  period of your  shares in the
Fund.  Consummation of the DBT  Reorganization  is subject to receipt of a legal opinion from the law firm of Stradley,  Ronon,  Stevens & Young, LLP that, under the  Internal  Revenue Code of 1986,  as amended,  the exchange of assets of the
Fund for the shares of the Trust,  the transfer of such shares to the holders of
Fund Shares, and the liquidation and dissolution of the Fund pursuant to the DBT
Plan, will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the Trust,  or  shareholders of either the Fund or the
Trust.

What if I choose to sell my shares at any time?

You may  continue  to trade  your Fund  Shares  on the NYSE or Osaka  Securities
Exchange  ("OSE")  until the close of  trading  on the  business  day before the effective date of the DBT Reorganization. The shares of the Trust will be listed on the NYSE and the OSE  just as Fund  Shares  historically  have  been  listed.
Consequently, upon the effectiveness of the DBT Reorganization you may trade, on the  NYSE  or the  OSE,  the  shares  of  the  Trust  you  receive  in  the  DBT
Reorganization.  The  value  of your  shares  will  not be  affected  by the DBT
Reorganization  except to the extent that market  forces effect the value of the shares, as currently occurs.

What is the effect of my voting "FOR" the DBT Plan?

By voting "FOR" the DBT Plan, you will be agreeing to become a shareholder of an investment  company that has been formed as a Delaware  business trust, with the
Trustees,  investment  management,  and  other  service  arrangements  that  are substantially identical to those in place for the Fund.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                    RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2

                                      -17-

                        INTRODUCTION TO PROPOSALS 3 AND 4

Why is the Board  recommending  the amendment or  elimination  of certain of the
Fund's fundamental investment restrictions?

The Fund is subject to certain "fundamental" investment restrictions that govern the Fund's investment activities.  Under the 1940 Act, "fundamental"  investment restrictions  may be changed or  eliminated  only if  shareholders  approve such action.  The Board is recommending  that  shareholders  approve the amendment or elimination  of  certain  of  the  Fund's  fundamental  investment  restrictions
principally   because  such   fundamental   investment   restrictions  are  more
restrictive  than is  required  under  the  federal  securities  laws and  their amendment  or  elimination  would  provide  the  Fund  with  greater  investment flexibility to meet its investment objective. The proposed restrictions not only satisfy current federal regulatory requirements, but generally are formulated to provide the Fund with the  flexibility  to respond to future legal,  regulatory, market or technical  changes.  The proposed  changes would not affect the Fund's investment objective.

After the Fund was organized as a Maryland  corporation  in 1994,  certain legal and regulatory  requirements  applicable to investment  companies  changed.  For example,  certain  restrictions  imposed  by  state  laws and  regulations  were preempted by the National  Securities Markets  Improvement Act of 1996 ("NSMIA")
and, therefore,  are no longer applicable to investment companies.  As a result, the Fund  currently is subject to certain  fundamental  investment  restrictions that are either more restrictive than required under current law or which are no longer  required at all. For this  reason,  the Board is  recommending  that the
Fund's  shareholders  approve the  amendment  or  elimination  of certain of the
Fund's current fundamental investment  restrictions in order to provide the Fund with a more modernized list of restrictions that will enable the Fund to operate more  efficiently,  and to more easily  monitor  compliance  with its investment restrictions.

The  Board  does  not  anticipate  that  the  proposed  amendments  to,  or  the elimination  of,  certain of the  Fund's  restrictions,  individually  or in the aggregate,  will materially affect the way the Fund is managed or will result in a material  change in the level of investment risk associated with an investment in the  Fund.  Should  the  Board  determine  at a later  date  that a  material modification  to an investment  policy that would be permitted under the changed restrictions  is  appropriate  for the Fund,  notice of any such change would be provided to shareholders.  However, the Board believes that the proposed changes are in the  best  interests  of the  Fund  and its  shareholders  as  they  will modernize  the subject  investment  restrictions  and should  enhance the Fund's ability to achieve its investment objective.

                                      -18-

PROPOSAL  3: TO APPROVE  AMENDMENTS  TO  CERTAIN OF THE FUND'S  FUNDAMENTAL
             INVESTMENT   RESTRICTIONS   (this  Proposal   involves
             separate  votes  on Sub-Proposals 3a - 3c)

The Fund's current investment restrictions that are the subject of this Proposal
3, together with the recommended changes to those restrictions,  are detailed in
Exhibit C, which is entitled,  "Fundamental  Investment Restrictions Proposed to
be  Amended  or  Eliminated."   Shareholders  are  requested  to  vote  on  each
Sub-Proposal in Proposal 3 separately.

Sub-Proposal  3a:  To  amend  the  Fund's  fundamental   investment  restriction
regarding industry concentration.

Under the 1940 Act, an investment  company's policy  regarding  concentration of investments in the  securities of companies in any particular  industry or group of industries  must be  fundamental.  The staff of the SEC has clarified that an investment company "concentrates" its investments if it invests more than 25% of its "net"  assets  (exclusive  of certain  items such as cash,  U.S.  government securities, securities of other investment companies, and tax-exempt securities)
in any particular industry or group of industries.  An investment company is not permitted to concentrate its investments in any particular  industry or group of industries unless it discloses its intention to do so.

What  effect  will   amending  the  current   restriction   regarding   industry
concentration have on the Fund?

The proposed concentration policy set forth in Exhibit C to this Proxy Statement is  substantially  the same as the Fund's  current  policy,  except  that it (i)
modifies the Fund asset measure  (from "total  assets" to "net assets") by which concentration is assessed;  (ii) slightly increases (from "25% or more" to "more than 25%") the numerical limit on permissible  investments;  and (iii) expressly references, in a manner consistent with current SEC staff policy, the categories of investments that are excepted from coverage of the restriction.  The proposed restriction reflects a more modernized approach to industry  concentration,  and provides the Fund with  investment  flexibility  that  ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes.

The proposed  restriction would expressly exempt from the 25% limitation,  those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities,  and the securities of other investment companies, consistent with SEC staff policy. The proposed restriction thus clarifies the types of U.S.
government  securities in which the Fund may invest.  In addition,  although the
Fund has  always  been  permitted  to invest in other  investment  companies  in accordance with the terms of its Prospectus,  the proposed restriction now makes explicit  that such  investments  are  exempted  from the  Fund's  concentration policy. Even with this modified restriction, however, the Fund would continue to remain subject to the limitations on investments in other  investment  companies as set forth in the 1940 Act and its Prospectus. In brief, absent special relief from the SEC, the 1940 Act would  prohibit the Fund from  investing more than 5%
of its total assets in any one investment company and more than 10% of its total assets in other investment companies overall.

                                      -19-

The Fund's restriction on industry  concentration is not required to specify, as it does currently,  that a foreign government is deemed an "industry."  However, that view represents a long-standing  SEC staff position,  and would continue to limit the Fund's ability to invest in securities  issued by foreign  governments even without an express reference to that policy in the restriction.

The adoption of the proposed  restriction  is not expected to change  materially the way in which the Fund currently is managed.  The Fund does not, under normal market  conditions,  invest  a  significant  proportion  of its  assets  in U.S.
government  securities  or those  issued by its  agencies or  instrumentalities.
Moreover, without SEC relief, the Fund would still be limited in its investments in other investment companies and, without further shareholder  approval,  could not  invest  more than 25% of its net assets in  securities  issued by a foreign government.

Sub-Proposal  3b:  To  amend  the  Fund's  fundamental   investment  restriction
regarding borrowing and issuing senior securities.

The 1940 Act imposes  certain  limits on  investment  companies  with respect to borrowing money or issuing senior securities,  and a fund's policies  concerning
the  borrowing  of  money  and  the  issuance  of  senior   securities  must  be
fundamental.  A "senior security" is, in essence, an obligation of the Fund with respect to its earnings or assets that takes  precedence  over the claims of the
Fund's  shareholders with respect to the same earnings or assets. The 1940 Act's limitations  are  designed  to protect  shareholders  and their  investments  by restricting a fund's ability to subject its assets to the claims of creditors or senior  security  holders  who  would be  entitled  to  dividends  or  rights on liquidation  of the Fund that would have to be  discharged  before the claims of shareholders.  Consistent  with that policy,  the 1940 Act generally  limits the ability of a closed-end  investment company,  like the Fund, from leveraging its assets by borrowing money or through the issuance of senior securities.

In summary,  under the 1940 Act, a  closed-end  fund may  leverage its assets by borrowing or through the issuance of debt instruments or preferred stock. In the case of a senior  security that is in the form of a borrowing or the issuance of debt,  the Fund,  among other  requirements,  must have assets equal to at least
300% of the amount  borrowed or the amount of the debt issue  immediately  after the  borrowing  or issuance of debt.  In  determining  whether it meets the 300%
asset  coverage  requirement,  the Fund is  permitted to include as an asset the amount  borrowed or the amount of the debt  instrument.  In the case of a senior security  that is in the  form of an  issue  of  preferred  stock,  among  other requirements,  the  asset  coverage  requirement  is 200% of the  amount  of the preferred stock issued.  As in the case of a borrowing or debt issue, the amount of the  preferred  stock issue is included as an asset for purposes of the asset coverage  requirement.  So long as the borrowing  continues or the debt issue or
preferred  stock  is  outstanding,   a  fund  may  not  pay  dividends  or  make
distributions  or repurchase  its common stock if that action would reduce asset coverage below the required amount.

In addition,  in accordance with SEC staff  interpretations  under the 1940 Act, closed-end  funds may engage in a number of types of transactions  that might be considered to raise "senior security" or "leveraging"  concerns, if the funds do not meet certain  collateral  requirements  designated  by the SEC staff.  These

                                      -20-

collateral  requirements  are designed to protect  shareholders by ensuring that when an obligation  from one of these  "leverage-type  transactions"  comes due, liquid assets of the fund  sufficient to discharge  the  obligation  are readily available in a segregated account of the fund. The collateralization requirement limits a fund's  ability to engage in those  types of  transactions  and thereby limits a fund's exposure to risk associated with them. In very general terms, an investment company is considered to be leveraging when it enters into securities transactions without being required to make payment until a later point in time.
The leverage-type  transactions identified by the SEC staff as presenting senior security  concerns  include,  among  others,  short sales,  certain  options and futures  transactions,  and reverse  repurchase  agreements.  Among these, short sales are currently the subject of a fundamental  restriction  that the Board is proposing to eliminate under Proposal 4 of this Proxy Statement.

What  effect  will  amending  the  current   borrowing  and  senior   securities
restriction have on the Fund?

The proposed borrowing and senior securities  restriction set forth in Exhibit C is intended to modernize the Fund's investment restriction,  and to clarify that
the  Fund  may  borrow  money,   issue  senior   securities  or  engage  in  the
"leverage-type   transactions"  noted  above,  in  accordance  with  the  limits established  under the 1940 Act,  or any SEC order,  rule,  regulation  or staff interpretation thereof.

The  proposed   restriction  is  designed  to  reflect  all  current  regulatory requirements and is formulated to provide the Fund with enhanced  flexibility to respond to future legal, regulatory or market changes. This enhanced flexibility would be achieved by eliminating  certain  operational  limitations set forth in the Fund's current fundamental restriction. That restriction currently prohibits the Fund from  borrowing  money or issuing  senior  securities  except  that (a)
short-term  credits necessary for settlement of securities  transactions are not considered borrowings or senior securities; (b) the Fund may borrow no more than
5% of the value of the Fund's total assets,  except for emergency purposes;  and
(c) the Fund may borrow up to 33 1/3% of its total assets in  connection  with a
repurchase  of  its  shares.   Although  the  proposed   restriction   does  not
specifically carve out these enumerated  activities,  the Fund would continue to be permitted to engage in them,  because these  activities  are all  permissible under the 1940 Act and interpretations of the SEC staff.

The proposed borrowing and senior securities  restriction set forth in Exhibit C would provide the Fund with greater  borrowing and leveraging  flexibility,  and would  permit  the  Fund to  engage  in a  broader  range  of the  leverage-type transactions. The Fund may therefore be subject to additional costs and risks if it engages in practices that would be permissible under this modified policy.

For example,  the Fund could borrow  money or issue senior  securities,  such as preferred  stock, for investment  purposes when the Investment  Manager believes that it is  appropriate  to expand the Fund's  investments  beyond its  existing holdings.  Because  borrowing or the issuance of senior  securities will subject the Fund to  additional  costs,  the Fund  would  only  borrow  or issue  senior securities  when the Investment  Manager  believes that the cost of carrying the assets to be acquired through leverage would be lower than the Fund's expected

                                      -21-

return  on its  longer-term  portfolio  investments.  Should  this  differential narrow,  the Fund would realize less of a positive  return,  with the additional risk that, during periods of adverse market conditions,  the market value of the
Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of  incremental  returns the Fund may have achieved in the interim.  Indeed,  any such leveraging  tends to magnify market exposure and can result in higher than expected losses to the Fund.

Because the investment risk associated  with  investment  assets  purchased with borrowed  funds  would be borne  solely by the  holders  of the  Fund's  shares, adverse  movements in the price of the Fund's  portfolio  holdings  would have a more  severe  effect on the  Fund's  net asset  value  than if the Fund were not leveraged.  Leverage creates risks for  shareholders in the Fund,  including the likelihood  of greater  volatility  of the Fund's net asset value and the market price of its  shares,  and the  risk  that  fluctuations  in  interest  rates on borrowings or in the dividend rates on any preferred stock may affect the return to shareholders. If the income from the securities purchased with borrowed funds is not  sufficient  to cover the cost of  leverage,  the net  income of the Fund would be less than if  leverage  had not been  used,  and  therefore  the amount available for distribution to shareholders as dividends will be reduced. In such an event, the Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

Also, if the asset  coverage for senior  securities  or other  borrowings of the
Fund  declines  below the  limits  specified  in the 1940  Act,  the Fund may be required to sell a portion of its investments when it may not be advantageous to do so. In the  extreme,  sales of  investments  required to meet asset  coverage tests  imposed by the 1940 Act could also cause the Fund to lose its status as a regulated  investment  company.  In  addition,  if the Fund were  unable to make adequate  distributions  to  shareholders  because  of asset  coverage  or other restrictions,  it could fail to qualify as a  regulated  investment  company for federal income tax purposes and, even if it did not fail to so qualify, it could become liable for income and excise tax on the portion of its earnings which are not distributed on a timely basis in accordance  with  applicable  provisions of the Internal Revenue Code of 1986, as amended.

The Fund's  willingness  to borrow money and issue new securities for investment purposes,  and the amount it will borrow, will depend on many factors,  the most important of which are investment outlook, market conditions and interest rates.
Successful  use of a leveraging  strategy  depends on the  Investment  Manager's ability to predict correctly  interest rates and market movements,  and there is no assurance that a leveraging  strategy will be successful during any period in which it is employed.

Among the "leverage-type  transactions" in which the Fund would be authorized to
engage  are  transactions   involving  futures,   options  thereon  and  similar
derivative instruments. These instruments could be used in an attempt to protect
Fund  assets,  implement  a cash or tax  management  strategy  or  enhance  Fund returns.  With derivatives,  the Investment Manager often would be attempting to predict  whether an underlying  investment will increase or decrease in value at some future time.

Derivatives and similar  instruments  generally  involve costs, may be volatile and  may  involve  a  small  investment  relative  to the  risk  assumed.  Their

                                      -22-

successful use will depend on the Investment Manager's ability to predict market movements.  Risks include  delivery  failure,  default by the other party and the inability to close out a position  because the trading market becomes  illiquid.
Therefore,  these  instruments  will be utilized only if the Investment  Manager determines that such investments are advisable.

The above notwithstanding,  the Board does not anticipate that the Fund would be exposed to any additional  risk if the current  restriction is amended,  because the Fund has no present intention of changing its current  investment  practices with respect to borrowing money or issuing senior securities.  In addition, even if the Fund were to engage in these leverage-type transactions,  the SEC staff's collateralization  requirements  and  other  applicable  regulatory  limitations should help to mitigate the investment risks attendant to them.

Sub-Proposal  3c:  To  amend  the  Fund's  fundamental   investment  restriction
regarding investments in commodities.

Under the 1940 Act, a fund's  policy as recited  in its  registration  statement regarding investments in commodities must be fundamental.  The most common types of commodities are physical  commodities such as wheat,  cotton,  rice and corn.
Under the federal securities and commodities laws, certain futures contracts and options  thereon are  considered to be commodity  interests.  Financial  futures contracts such as those related to currencies,  stock indices or interest rates, also may be considered to be commodity  interests.  If the Fund buys a financial futures  contract,  it obtains  the right to receive  (or, if the Fund sells the contract, the Fund is obligated to pay) the cash difference between the contract price for an  underlying  asset or index and the  future  market  price,  if the future market price is higher.  If the future market price is lower, the Fund is obligated  to pay (or,  if the Fund sold the  contract,  the Fund is entitled to receive)  the amount of the  decrease.  Funds  typically  seek to invest in such financial futures contracts and options related to such contracts for hedging or investment purposes.

What effect will amending the commodities restriction have on the Fund?

The Fund's current fundamental restriction states that the Fund may not purchase or sell futures  contracts and options  thereon "except that the Fund may engage in hedging  transactions as described in [the Fund's]  Prospectus." As described in the  Prospectus,  the Fund may hedge against  various  market risks  through, among other  practices,  entering into forward currency  exchange  contracts and various  financial,  index and currency  futures  contracts  and options on such futures  contracts,  as well as  purchasing  or writing  put or call  options on securities,  indices and foreign currencies,  in U.S. or foreign markets, to the extent available and deemed appropriate by the Investment Manager. The Fund also is  authorized  to hedge against  interest  rate  fluctuations  by entering into interest rate futures contracts and options thereon.

The  proposed  commodities  restriction  set forth in Exhibit C states  that the prohibition on purchases and sales covers commodities,  but does not prevent the
Fund from  engaging in  transactions  involving  futures  contracts  and options thereon or investing  in  securities  that are secured by physical  commodities.
This makes  clear that the Fund has the  flexibility,  consistent  with  federal securities and  commodities  laws, to engage in transactions  involving  futures

                                      -23-

contracts and related  options.  The proposed  restriction also would expand the
Fund's  authority to make  investments in such  transactions and related options for investment  purposes as well as hedging purposes.  The proposed  restriction does not otherwise limit the types of financial  agreements and instruments used in hedging transactions.  Thus, the proposed restriction will continue to enable the  Fund to  engage,  consistent  with its  investment  objective,  in  hedging transactions as described in the Fund's Prospectus.

The terms of the  modified  restriction  clarify  that the Fund is  permitted to engage in transactions  involving various financial  agreements and instruments, including  forward foreign currency  contracts,  options on foreign  currencies, futures  contracts  and options on futures for hedging or  investment  purposes.
Among  these  are  foreign  currency  exchange  transactions  which the Fund may conduct either on a spot (i.e.,  cash) basis at the spot rate  prevailing in the foreign currency  exchange market, or through entering into forward contracts to purchase or sell foreign  currencies.  A forward  contract is an  obligation  to purchase or sell a specific currency for an agreed price at a future date, which is individually  negotiated and privately  traded by currency  traders and their customers. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk of loss in the event that anticipated currency movements are not accurately predicted.

Other transactions include the purchasing and writing of put and call options on foreign currencies for the primary purpose of protecting against declines in the
U.S.  dollar  value of foreign  currency-denominated  portfolio  securities  and against increases in the U.S. dollar cost of such securities to be acquired.  As in the case of other  kinds of options,  however,  the writing of an option on a foreign  currency  constitutes  only a partial  hedge,  up to the  amount of the premium  received,  and the Fund could be required  to purchase or sell  foreign currencies at  disadvantageous  exchanges rates,  thereby incurring losses.  The purchase of an option on a foreign  currency may  constitute an effective  hedge against fluctuations in exchange rates although,  in the event of rate movements adverse to the Fund's position,  it may forfeit the entire amount of the premium plus related transaction costs.

The Fund  also may buy and  sell  financial  futures  contracts,  index  futures contracts,  foreign  currency  futures  contracts  and  options  on  any  of the foregoing.  A financial  futures contract is an agreement between two parties to buy or sell a specified  debt security at a set price on a future date. An index futures  contract is an agreement to take or make  delivery of an amount of cash based on the  difference  between the value of the index at the beginning and at the end of the contract  period.  A futures contract on a foreign currency is an agreement  to buy or sell a specified  amount of a currency for a set price on a future date. These  instruments can present  significant  investment risk to the
Fund if the Investment  Manager does not accurately predict the fluctuations in, as the case may be, interest  rates,  currency values or the market to which the financial instrument is tied.

Using these  financial  agreements  and similar  instruments  for  hedging,  and particularly for investment  purposes,  can involve  substantial risks, and they will be utilized only if the Investment Manager determines that such investments are  advisable.  The adoption of this  restriction is not expected to affect the way the Fund is currently  managed,  as disclosed in the Fund's  Prospectus and,

                                      -24-

therefore,  it is not currently  anticipated that the proposed  restriction will expose the Fund to any additional material risk.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   THAT YOU VOTE "FOR" SUB-PROPOSALS 3a - 3c

                                      -25-

PROPOSAL 4: TO APPROVE  THE  ELIMINATION  OF  CERTAIN OF THE FUND'S  FUNDAMENTAL
            INVESTMENT RESTRICTIONS

Why is the Board recommending that certain fundamental  investment  restrictions be eliminated, and what effect will their elimination have on the Fund?

Some of the Fund's fundamental  investment  restrictions were originally adopted to comply  with  state law and  regulation.  Due to the  passage  of NSMIA,  and changes in SEC staff  positions,  these  fundamental  restrictions are either no longer  required by law or are no longer  relevant to the operation of the Fund.
Since NSMIA  eliminated the states' ability to adopt or  substantively  regulate investment  companies,  the  Fund is no  longer  legally  required  to  adopt or
maintain  investment   restrictions  relating  to  diversification,   purchasing
securities on margin,  short sales,  or control over  management.  The Board has determined  that  eliminating  these  four  restrictions  (referred  to in  this
Proposal 4 as the  "Restrictions")  is  consistent  with the federal  securities laws.  By  reducing  the total  number of  investment  restrictions  that can be changed only by a  shareholder  vote,  the Board  believes that the Fund will be able to reduce the costs and delays  associated with holding future  shareholder meetings for the purpose of revising  fundamental  policies that become outdated or inappropriate. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment objective.

Which four (4) Restrictions are the Board recommending that the Fund eliminate?

The Fund currently is subject to four  Restrictions  that are no longer required by law and were  adopted  primarily  in  response  to  regulatory,  business  or industry  conditions that no longer exist.  Accordingly,  the Investment Manager has  recommended,  and the  Board  has  determined,  that  the  Restrictions  be eliminated.  Elimination of the Restrictions would enable the Fund to be managed in  accordance  with the current  requirements  of the 1940 Act,  without  being constrained by additional and  unnecessary  limitations.  The Directors  believe that the Investment  Manager's ability to manage the Fund's assets in a changing
investment   environment  will  be  enhanced,  and  that  investment  management opportunities  will be increased,  by these  changes.  The exact language of the
Restrictions  has been  included  in Exhibit C, which is  entitled  "Fundamental
Investment Restrictions Proposed to be Amended or Eliminated."

Diversification of Investments.  The Fund's diversification  restriction,  which prohibits the Fund from investing, with certain exceptions, more than 25% of its total  assets in the voting or  non-voting  securities  of a single  issuer,  is currently  combined with a restriction  on acquiring more than 25% of the voting securities of another issuer (the "control restriction") in a single fundamental restriction.  Hereafter,  the control  restriction  will be  separated  from the diversification  restriction,  the latter of which would be  eliminated  if this
Proposal 4 is  approved  by  shareholders.  No change is being  proposed  to the control restriction.

Investment companies, like the Fund, generally diversify their investments among many different securities. They are, however, free to choose the extent to which they will diversify their investments, provided they comply with certain minimum limits set forth in the 1940 Act and/or the Internal  Revenue  Code of 1986,  as

                                      -26-

amended  ("Code").  Generally,  in order to be diversified under the 1940 Act, a fund may not invest more than 5% of its total assets in a single issuer  (except
U.S. government  securities,  as defined in the 1940 Act), or purchase more than
10% of the  outstanding  securities of a single  issuer,  but these limits apply only  to  75% of the  fund's  total  assets.  As a  result,  any  fund  that  is diversified  under the 1940 Act may  invest up to 25% of its  assets in a single security.  If a fund elects to be "non-diversified"  under the 1940 Act, it must still operate within the  diversification  requirements  of the Code,  which are similar to the 1940 Act diversification requirements, but apply only to 50% of a fund's assets, rather than 75%. As to the remaining 50% of fund assets, the Code permits a fund to buy as few as two separate  securities,  each representing 25%
of the value of the fund.

The Fund's  Prospectus  states that the Fund is classified as a  non-diversified fund for purposes of the 1940 Act. Having elected to be a non-diversified  fund, the Fund is not  obligated to adhere to the 1940 Act's limits on the  proportion of its assets  that may be invested in the  securities  of a single  issuer that apply to funds that elect to be diversified. As a non-diversified fund, the Fund could invest a greater  proportion of its assets in the  securities of a smaller number of  issuers,  thereby  subjecting  the Fund to greater  risk of loss with respect to its portfolio securities than could a diversified fund.

Despite the above,  and although not required to do so, the Fund currently has a fundamental  investment  restriction  limiting the Fund's ability to invest more than 25% of the total value of its assets in the  securities  of any one issuer.
In  addition,  the Fund has  adopted a  non-fundamental  policy-one  that may be changed by the Board without shareholder  approval-under  which the Fund may not invest more than 10% of its total  assets in the  securities  of any one issuer.
Because  the Fund would  remain  subject  to this  non-fundamental  policy,  the elimination  of this  Restriction  is not  expected  to  affect  the  day-to-day management of the Fund.

Though the Fund would  continue  to be  limited  by its  non-fundamental  policy regarding investments in the securities of a single issuer, that policy could be changed by the Board in the future without shareholder  approval. In the absence of the current  fundamental  policy,  the Board  could  therefore  increase  the
proportion   of  assets   allocable  to  a  single   issuer  or  eliminate   the
non-fundamental policy altogether. Even if the Board were to do so, however, the
Fund  would  continue  to be limited  to  investing  no more than 25% of its net assets  in a single  issuer  under  the  limits  of its  fundamental  investment
restriction  regarding  industry   concentration  (as  discussed  previously  in
Sub-Proposal  3a)  because  investment  in any one issuer  would be deemed to be investment in a single industry.  Moreover, the Fund still would have to satisfy the requirements of the  diversification  limits  prescribed by the Code or lose its status as a regulated investment company. Were the Fund to lose that status, the Fund itself would become  subject to tax,  thereby  materially  reducing the returns provided to shareholders.  To preserve its value as a viable  investment vehicle  for  shareholders,  the Fund  intends to  continue  to comply  with the provisions of the Code.

Purchase  Securities  on Margin.  The Fund's  Prospectus  contains a fundamental policy that prohibits the Fund from  purchasing  securities on margin.  However, that  policy  expressly  permits the Fund to engage in  when-issued  and delayed
delivery   transactions   and  makes  provision  for  the  completion  of  those
transactions.  This  Restriction was originally  adopted at the Fund's inception

                                      -27-

because  state  law,  to which the Fund was then  subject,  required  investment companies to expressly recite in their  prospectuses that purchasing  securities on margin was  prohibited.  After the  passage  of NSMIA,  the Fund is no longer required to include in its Prospectus a fundamental policy expressly prohibiting these types of investment activities.

Under  the  1940  Act,  however,   the  purchase  of  securities  on  margin  is
specifically  prohibited.  As a general matter,  therefore,  elimination of this
Restriction should not have any impact on the day-to-day management of the Fund.
Its elimination  would: (i) not change the Fund's current  inability to purchase securities  on  margin;  (ii)  continue  to  permit  the Fund to  engage  in the activities  currently excepted from the Restriction;  and (iii) permit the Fund, going  forward,  to easily and  efficiently  respond  to any  future  changes in regulations or future interpretations of the 1940 Act.

Short Sales.  The Fund's  Prospectus  currently  prohibits the Fund from selling securities short or maintaining a short position.  A short sale is the sale of a security that is later purchased or borrowed from a broker or other  institution to complete the sale. A short sale is "against the box" if the Fund owns, or has the right to obtain, securities identical to those sold short.

Following  the  passage of NSMIA,  applicable  law no longer  requires  funds to declare a fundamental  policy concerning short selling.  Under the 1940 Act, the
Fund may  engage  in  short  sales  of  securities  provided  it  establishes  a segregated  account that  contains the same  security that is the subject of the short sale (the  above-described  short sale "against the box"), or other liquid assets in an amount  sufficient to discharge the liability  created by the short sale.  If the  Fund  did  not  establish  a  segregated  account  with  adequate collateral,  the short sale might be deemed to create a senior  security,  which would be prohibited under the 1940 Act.

Eliminating  this  Restriction  on short sales  would  provide the Fund with the flexibility  to  enter  into  short  sales  in the  limited  instances  that are interpreted  by the  SEC  staff  as not  constituting  the  issuance  of  senior securities  under the  federal  securities  laws.  The Fund's use of short sales could pose certain risks,  including potential losses if the market price of the security  sold short  increases  between  the date when the Fund enters into the short  position and the date when the Fund closes the short  position.  However, because the Fund does not currently intend to enter into short sales or maintain short  positions,  eliminating  this  Restriction  is not expected to affect the day-to-day management of the Fund.

Control over Management. The Fund's Prospectus currently prohibits the Fund from investing in securities  of issuers for the purpose of  exercising  control over management  of  that  issuer.  If a fund  acquires  a  large  percentage  of the securities  of a single  issuer,  it could be  deemed to have  invested  in such issuer for the purpose of  exercising  control of  management.  Former state law required  that  funds  expressly  prohibit  these  practices  to ensure  that an investment  company  would not be engaged in the  business of  managing  another company.  Following the passage of NSMIA, applicable law no longer requires that the Fund have such a restriction.

                                      -28-

Eliminating  this  Restriction  is  not  intended  to  have  any  impact  on the day-to-day  management of the Fund because the Fund has no present  intention of investing in issuers for the purpose of exercising control over management.

What are the risks, if any, of eliminating the Restrictions?

The Board does not anticipate that eliminating the  Restrictions  will result in additional material risk to the Fund. Although the Restrictions, as drafted, are no longer legally required, the Fund's ability to engage in these practices will continue to be subject to the  limitations  of the 1940 Act, any rule, SEC staff interpretation,  and any exemptive orders granted under the 1940 Act.  Moreover, the Fund does not currently  intend to change its present  investment  practices following the elimination of the Restrictions.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 4

INFORMATION ABOUT THE FUND

The Investment  Manager.  The Investment  Manager of the Fund is Templeton Asset
Management  Ltd.-Hong Kong Branch,  a Singapore  company with a branch office at
Two Exchange Square, Hong Kong. Pursuant to an investment  management agreement, the Investment  Manager manages the investment and  reinvestment of Fund assets.
The Investment Manager is an indirect, wholly owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services,
LLC ("FT Services"), with offices at One Franklin Parkway, San Mateo, California
94403-1906.  FT Services is an indirect,  wholly owned  subsidiary of Resources.
Pursuant  to  an   administration   agreement,   FT  Services  performs  certain
administrative functions for the Fund. In addition, FT Services has entered into a Japanese shareholder servicing and administration  agreement with Nomura Asset
Management U.S.A. Inc.  ("NAM-USA"),  formerly Nomura Capital Management,  Inc., under which NAM-USA performs certain administrative  functions in Japan, subject to FT Services'  supervision.  NAM-USA is an  affiliate of Nomura  International
(Hong Kong) Limited,  an initial  underwriter of the Fund's shares.  NAM-USA has offices at 180 Maiden Lane, 26th Floor, New York, New York 10038.

The Transfer  Agent.  The transfer  agent,  registrar and dividend  disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Overpeck
Centre, Ridgefield Park, New Jersey 07660.

The  Custodian.  The custodian  for the Fund is JP Morgan Chase Bank,  MetroTech
Center, Brooklyn, New York 11245.

Other Matters.  The Fund's last audited financial  statements and annual report, dated December 31, 2001, are available free of charge.  To obtain a copy, please
call  1-800/DIAL   BEN(R)(1-800-342-5236)   or  forward  a  written  request  to
Franklin/Templeton  Investor  Services,  LLC,  P.O. Box 33030,  St.  Petersburg,
Florida 33733-8030.

                                      -29-

As of February 22, 2002, the Fund had 48,741,093  shares  outstanding  and total net assets of  $453,657,816.  The Fund's  shares are listed on the NYSE (Symbol:
TDF) and on the Osaka Securities Exchange (Symbol: 8683). From time to time, the number of shares held in "street name"  accounts of various  securities  dealers for the benefit of their clients may exceed 5% of the total shares  outstanding.
To the knowledge of the Fund's  management,  as of February 22, 2002, there were no other entities  holding  beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:

                                  Amount and
                                    Nature           Percent of
      Name and Address of       Of Beneficial        Outstanding
       Beneficial Owner           Ownership            Shares
  ---------------------------  -----------------  ------------------

  President and Fellows of        5,228,351(1)           10.7%(2)
  Harvard College
  c/o Harvard Management
  Company, Inc.
  600 Atlantic Avenue
  Boston, MA 02210
  ----------------

(1)  The nature of  beneficial  ownership  is sole  voting and  dispositive power as reported on Schedule 13G, filed with the U.S.  Securities and
     Exchange Commission on February 14, 2002.

(2)  As reported on Schedule 13G, dated and filed with the U.S.  Securities and Exchange Commission on February 14, 2002.

In addition, to the knowledge of the Fund's management, as of February 22, 2002, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund,  and the  Directors and officers of the Fund owned,  as a group,  less than 1% of the outstanding shares of the Fund.

AUDIT COMMITTEE

The  Board  has a  standing  Audit  Committee  consisting  of  Messrs.  Millsaps
(Chairman),  Crothers,  Hines  and  Tseretopoulos,  all of whom are  Independent
Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the
Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the  audit and  non-audit  work of the  Fund's  independent  auditors,  and submits  a  recommendation  to the  Board  as to the  selection  of  independent auditors.

Selection  of  Independent  Auditors.  Upon  the  recommendation  of  the  Audit
Committee, the Board selected the firm of PricewaterhouseCoopers  LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of
PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available  should any matter arise requiring their presence.

Audit Fees. The aggregate  fees paid to PwC in connection  with the annual audit of the Fund's  financial  statements for the fiscal year ended December 31, 2001 were $57,373.

Financial Information Systems Design and Implementation Fees. PwC did not render
any  services  with  respect  to  financial   information   systems  design  and
implementation  during the fiscal  year ended  December  31, 2001 to the Fund or

                                      -30-

entities affiliated with the Fund that provide services to the Fund.

All Other Fees.  The  aggregate  fees billed for all other  non-audit  services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated  with the Fund that provide  services to the Fund for the fiscal year ended  December  31, 2001 were  $142,204.  The Audit  Committee  of the Fund has determined  that  provision  of these  non-audit  services  is  compatible  with maintaining the independence of PwC.

Audit  Committee  Report.  The Board has adopted and  approved a formal  written charter  for the  Audit  Committee,  which  sets  forth  the  Audit  Committee's responsibilities.  The charter was filed with the proxy statement for the Fund's
2001 Annual Meeting of Shareholders.

As required by the charter,  the Audit  Committee  reviewed  the Fund's  audited financial  statements and met with  management,  as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

The Audit  Committee  received the written  disclosures  and the letter from PwC required  by  Independence  Standards  Board  No. 1. The  Audit  Committee  also received the report of PwC regarding  the results of their audit.  In connection with its  review of the  financial  statements  and the  auditors'  report,  the members of the Audit  Committee  discussed with a  representative  of PwC, their independence,  as well  as the  following:  the  auditors'  responsibilities  in
accordance   with  generally   accepted   auditing   standards;   the  auditors'
responsibilities  for information  prepared by management  that  accompanies the
Fund's  audited  financial  statements  and  any  procedures  performed  and the results;  the  initial  selection  of, and  whether  there were any  changes in, significant accounting policies or their application; management's judgments and accounting  estimates;  whether there were any  significant  audit  adjustments;
whether  there were any  disagreements  with  management;  whether there was any consultation  with  other  accountants;  whether  there  were any  major  issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit;
and the  auditors'  judgments  about the  quality  of the  company's  accounting principles.

Based on its  discussions  with  management and the Fund's  auditors,  the Audit
Committee did not become aware of any material misstatements or omissions in the financial statements.  Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to
Shareholders  for the fiscal  year ended  December  31, 2001 for filing with the
U.S. Securities and Exchange Commission.

                                  AUDIT COMMITTEE
                                  Fred R. Millsaps (Chairman)
                                  Frank J. Crothers
                                  Andrew H. Hines, Jr.
                                  Constantine D. Tseretopoulos

                                      -31-

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.  Your vote is being solicited by the Board. The cost of soliciting proxies,  including the fees of a proxy soliciting agent, is borne by the Fund. The Fund  reimburses  brokerage firms and others for their expenses in forwarding  proxy  material  to the  beneficial  owners and  soliciting  them to execute proxies. The Fund has engaged Georgeson Shareholder Communications, Inc.
to  solicit  proxies  from  brokers,  banks,  other  institutional  holders  and individual  shareholders  at an  anticipated  cost of  approximately  $[81,992], including  out-of-pocket  expenses. The Fund expects that the solicitation would be  primarily  by  mail,  but  also  may  include  telephone,  telecopy  or oral solicitations.  If the Fund does not receive your proxy by a certain  time,  you may receive a telephone call from Georgeson  Shareholder asking you to vote. The
Fund does not reimburse  Directors and officers of the Fund or regular employees and agents of the Investment  Manager  involved in the  solicitation of proxies.
The Fund  intends  to pay all costs  associated  with the  solicitation  and the
Meeting.

Voting  by   Broker-Dealers.   The  Fund  expects  that,   before  the  Meeting,
broker-dealer  firms  holding  shares  of the Fund in  "street  name"  for their customers, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the Fund for its beneficial owners,  will request voting  instructions from their  customers  and  beneficial  owners.  If these  instructions  are not received  by the date  specified  in the  broker-dealer  firms' or JSCC's  proxy solicitation  materials,  the  Fund  understands  that  NYSE  Rules  permit  the broker-dealers  and JSCC to vote on Proposal 1 on behalf of their  customers and beneficial owners.  Certain  broker-dealers may exercise  discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum.  A  majority  of the  shares  entitled  to vote -  present  in person or represented  by proxy -  constitutes  a quorum at the  Meeting.  The shares over which  broker-dealers and JSCC have discretionary  voting power, the shares that represent  "broker  non-votes"  (i.e.,  shares held by brokers or nominees as to which (i)  instructions  have not been  received from the  beneficial  owners or persons  entitled  to vote  and  (ii)  the  broker  or  nominee  does  not  have discretionary voting power on a particular matter), and the shares whose proxies reflect an  abstention  on any item will all be counted  as shares  present  and entitled to vote for  purposes of  determining  whether the  required  quorum of shares exists.

Methods of  Tabulation.  Proposal 1, the  election of  Directors,  requires  the affirmative  vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting.  Proposal 2, to approve an Agreement  and
Plan of Reorganization  that provides for the  reorganization of the Fund from a
Maryland corporation to a Delaware business trust, requires the affirmative vote of a majority  of all the shares  entitled  to be cast on the matter (all of the outstanding  shares of the Fund are entitled to vote on Proposal 2). Proposal 3,
to  approve  amendments  to  certain  of  the  Fund's   fundamental   investment
restrictions (includes three (3) Sub-Proposals);  and Proposal 4, to approve the elimination  of  certain  of the  Fund's  fundamental  investment  restrictions, require  the  affirmative  vote of the  lesser  of:  (i)  more  than  50% of the outstanding  voting  securities  of the Fund;  or (ii) 67% or more of the voting securities  of the Fund present at the Meeting,  if the holders of more than 50%
of the outstanding voting securities are present or represented by proxy.

                                      -32-

Abstentions  and  broker  non-votes  will be  treated  as votes  present  at the
Meeting,  but  will  not be  treated  as  votes  cast.  Abstentions  and  broker non-votes,  therefore,  will have no effect on  Proposal  1,  which  requires  a plurality of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposals 2, 3 and 4.

Adjournment. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but  sufficient  votes have not been  received to approve a Proposal,  the Meeting may be adjourned to permit further solicitation of proxies.  The presiding officer of the Fund for the Meeting, the secretary of the  Meeting,  or the persons  designated  as proxies may adjourn the Meeting to permit  further  solicitation  of proxies or for other reasons  consistent  with
Maryland  law and the Fund's  Articles  of  Incorporation  and  By-Laws.  Unless
otherwise  instructed by a shareholder  granting a proxy, the persons designated as  proxies  may use their  discretionary  authority  to vote as  instructed  by management of the Fund on questions of adjournment.

[Shareholder  Proposals.   The  shareholder  vote  on  Proposal  2,  the  matter
concerning the proposed  reorganization of the Fund from a Maryland  corporation to a  Delaware  business  trust,  will  dictate  the  requirements  relating  to shareholder proposals for the 2003 Annual Meeting of Shareholders.  This section describes those requirements.

Submission of Shareholder  Proposals to the Trust.  If Proposal 2 is approved by the  shareholders,  the Fund will be reorganized  as the Trust,  and the Trust's
By-Laws,  in addition to the proxy rules under the federal securities laws, will govern shareholder proposals. The Trust anticipates that the 2003 Annual Meeting of Shareholders will be held on or before May 30, 2003. A shareholder who wishes to submit a proposal  for  consideration  for  inclusion  in the  Trust's  proxy statement  for the 2003 Annual  Meeting of  Shareholders  must send such written proposal to the Trust's offices, at 500 East Broward Boulevard,  Ft. Lauderdale,
Florida 33394-3091,  Attention:  Secretary, no later than November [11], 2002 in order to be included in the Trust's  proxy  statement and proxy card relating to that  meeting  and  presented  at the  meeting.  Submission  of a proposal  by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

A  shareholder  of the  Trust  who has not  submitted  a  written  proposal  for inclusion in the proxy statement by November [11], 2002 as set forth above,  may
nonetheless   present  a  proposal  at  the  Trust's  2003  Annual   Meeting  of
Shareholders if such shareholder  notifies the Trust, at the Trust's offices, of such  proposal not earlier than December 31, 2002 and not later than January 30,
2003. If a shareholder fails to give notice within these dates, then the persons designated as proxies for the 2003 Annual Meeting of  Shareholders  may exercise discretionary  voting power with  respect to any such  proposal.  A  shareholder proposal  may be presented at the 2003 Annual  Meeting of  Shareholders  only if such proposal  concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

                                      -33-

In addition to the  requirements set forth above, a shareholder must comply with the following:

     I. A  shareholder  intending to present a proposal  must (i) be entitled to vote at the meeting;  (ii) comply with the notice  procedures  set forth herein;
and (iii) have been a shareholder of record at the time the shareholder's notice was received by the Trust.

     II. Each notice  regarding  nominations  for the election of Trustees shall set forth (i) the name, age,  business address and, if known,  residence address of each  nominee  proposed in such  notice;  (ii) the  principal  occupation  or employment of each such nominee;  (iii) the number of outstanding  shares of the
Trust which are beneficially owned by each such nominee; and (iv) all such other information  regarding  each such  nominee  that would have been  required to be included in a proxy  statement  filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Trust. In addition,  the shareholder  making such nomination shall promptly provide any other information reasonably requested by the Trust.

     III. Each notice  regarding  business  proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for  conducting  such business at the meeting;  (ii) the name and  address,  as they  appear on the  Trust's  books,  of the  shareholder proposing  such business;  (iii) the number of  outstanding  shares of the Trust which are beneficially  owned by the shareholder;  (iv) any material interest of the shareholder in such business;  and (v) all such other information  regarding each such  matter  that  would  have been  required  to be  included  in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Trust.

Submission of  Shareholder  Proposals to the Fund. If Proposal 2 is not approved by the shareholders,  the Fund will remain a Maryland corporation, and the proxy
rules  under  the  federal   securities  laws  alone  will  continue  to  govern
shareholder  proposals.  The Fund  anticipates  that the 2003 Annual  Meeting of
Shareholders will be held on or before May 30, 2003. A shareholder who wishes to submit a proposal for  consideration for inclusion in the Fund's proxy statement for the 2003 Annual Meeting of Shareholders  must send such written  proposal to the Fund's  offices,  at 500 East Broward  Boulevard,  Ft.  Lauderdale,  Florida
33394-3091,  Attention: Secretary, no later than November [11], 2002 in order to be  included  in the Fund's  proxy  statement  and proxy card  relating  to that meeting and presented at the meeting.  Submission of a proposal by a shareholder does not  guarantee  that the  proposal  will be  included  in the Fund's  proxy statement or presented at the meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by November [11],  2002, as described  above,  may nonetheless present a proposal at the Fund's 2003 Annual Meeting of Shareholders if such shareholder  notifies the Fund, at the Fund's offices,  of such proposal by January 25, 2003.  If a shareholder  fails to give notice by this date,  then the persons  designated as proxies for the 2003 Annual  Meeting of  Shareholders may exercise  discretionary  voting power with respect to any such  proposal.  A shareholder proposal may be presented at the 2003 Annual Meeting of Shareholders only if such proposal  concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.]

                                  By Order of the Board of Directors,

                                  Barbara J. Green
                                  Secretary

[_________], 2002

                                      -34-

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                       BETWEEN TEMPLETON DRAGON FUND, INC.
                            AND TEMPLETON DRAGON FUND

          This Agreement and Plan of Reorganization  ("Agreement") is made as of this  ____ day of  _________,  2002 by and  between  Templeton  Dragon  Fund,  a
Delaware  business trust ("Trust"),  and Templeton Dragon Fund, Inc., a Maryland
corporation  ("Fund")  (the  Trust  and the  Fund are  hereinafter  collectively referred to as the "parties").

          In  consideration  of  the  mutual  promises   contained  herein,  and
intending to be legally bound, the parties hereto agree as follows:

     1. Plan of Reorganization.

          (a) Upon satisfaction of the conditions precedent described in Section
3 hereof, the Fund will convey, transfer and deliver to the Trust at the closing provided for in Section 2 (hereinafter  referred to as the "Closing") all of the
Fund's then-existing  assets. In consideration  thereof, the Trust agrees at the
Closing  (i) to assume  and pay when due,  to the extent  that there  exist Fund obligations and liabilities on or after the Effective Date of the Reorganization
(as  defined in  Section 2 hereof),  all of such  obligations  and  liabilities, whether  absolute,  accrued,  contingent  or  otherwise,  including all fees and expenses in connection  with the Agreement,  which fees and expenses  shall,  in turn, include, without limitation, costs of legal advice, accounting,  printing, mailing,  proxy  solicitation  and transfer taxes, if any, such  obligations and liabilities of the Fund to become the  obligations and liabilities of the Trust;
and (ii) to deliver,  in accordance  with  paragraph (b) of this Section 1, full and fractional shares of beneficial  interest,  without par value, of the Trust,

                                      A-1

equal in number to the  number of full and  fractional  shares of common  stock,
$.01 par value  per  share,  of the Fund  outstanding  immediately  prior to the
Effective Date of the Reorganization.  The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the
Internal Revenue Code of 1986, as amended ("Code"). The Fund shall distribute to its  shareholders  the shares of the Trust in accordance with this Agreement and the  resolutions  of  the  Board  of  Directors  of  the  Fund  authorizing  the transactions contemplated by this Agreement.

          (b) In order to effect the  delivery  of shares  described  in Section
1(a)(ii)  hereof,  the Trust will establish an open account for each shareholder of the Fund and, on the  Effective  Date of the  Reorganization,  will credit to such account full and  fractional  shares of  beneficial  interest,  without par value,  of the Trust  equal to the  number of full and  fractional  shares  such shareholder  holds in the Fund at the close of  regular  trading on the New York
Stock Exchange ("NYSE") on the business day immediately  preceding the Effective
Date of the  Reorganization;  fractional  shares of the Trust will be carried to the third  decimal  place.  At the start of  regular  trading on the NYSE on the
Effective Date of the Reorganization, the net asset value per share of shares of the Trust shall be deemed to be the same as the net asset value per share of the common  stock of the Fund at the  close of  regular  trading  on the NYSE on the business day immediately preceding the Effective Date of the Reorganization.  On the Effective Date of the Reorganization,  each certificate  representing shares of the Fund will be deemed to represent  the same number of shares of the Trust.
Simultaneously with the crediting of the shares of the Trust to the shareholders of  record  of the Fund,  the  shares  of common  stock of the Fund held by such shareholder shall be cancelled. Each shareholder of the Fund will have the right to  deliver  their  share  certificates  of  the  Fund  in  exchange  for  share

                                      A-2

certificates  of the  Trust.  However,  a  shareholder  need  not  deliver  such certificates to the Trust unless the shareholder so desires.

          (c)  As  soon  as   practicable   after  the  Effective  Date  of  the
Reorganization,  the Fund shall take all necessary  steps under  Maryland law to effect a complete dissolution of the Fund.

          (d) The expenses of entering into and carrying out the Agreement  will be borne by the Fund.

     2. Closing and Effective Date of the Reorganization.

          The Closing shall consist of (i) the conveyance, transfer and delivery of the Fund's assets to the Trust,  in exchange for the  assumption and payment, when due, by the Trust of the Fund's  obligations and liabilities;  and (ii) the issuance and delivery of the Trust's  shares in  accordance  with Section  1(b), together  with  related acts  necessary to  consummate  such  transactions.  The
Closing  shall occur either on (a) the business day  immediately  following  the later  of the  receipt  of all  necessary  regulatory  approvals  and the  final adjournment of the meeting of  shareholders  of the Fund at which this Agreement is  considered  and  approved or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

      3.   Conditions Precedent.

          The   obligations  of  the  Fund  and  the  Trust  to  effectuate  the transactions  hereunder  shall be  subject  to the  satisfaction  of each of the following conditions:

          (a) Such approvals from the NYSE and Osaka Securities  Exchange as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

                                      A-3

          (b) (i) An amendment to the Fund's  Notification  of  Registration  on
Form N-8A ("Form N-8A") filed pursuant to Section 8(a) of the Investment Company
Act of 1940, as amended  ("1940 Act"),  containing  such  amendments to the Form
N-8A as are  determined  by the trustees of the Trust (each,  a "Trustee") to be necessary and appropriate as a result of the  transactions  contemplated by this
Agreement shall have been filed with the U.S. Securities and Exchange Commission
("Commission"); (ii) the Trust shall have expressly adopted as its own such Form
N-8A,  as so  amended,  for  purposes  of the  1940  Act;  (iii) a  registration statement  on Form 8-A  ("8-A  Registration  Statement")  under  the  Securities
Exchange Act of 1934, as amended,  shall have been filed with the Commission and the NYSE by the Trust; (iv) a Technical Original Listing  Application shall have been filed with the NYSE by the Trust;  and (v) the 8-A  Registration  Statement
filed with the Commission relating to the Trust shall have become effective, and no stop-order  suspending the  effectiveness of the 8-A  Registration  Statement shall have been  issued,  and no  proceeding  for that  purpose  shall have been initiated  or  threatened  by the  Commission  (other than any such  stop-order,
proceeding  or  threatened   proceeding  which  shall  have  been  withdrawn  or
terminated);

          (c) Each party  shall have  received  an opinion of  Stradley,  Ronon,
Stevens & Young, LLP, Philadelphia,  Pennsylvania,  to the effect that, assuming the  reorganization  contemplated  hereby is carried out in accordance with this
Agreement,  the laws of the States of Delaware and  Maryland,  and in accordance with  customary  representations  provided  by the  parties in a  certificate(s)
delivered  to  Stradley,   Ronon,  Stevens  &  Young,  LLP,  the  reorganization
contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the  recognition of income,  gain or loss for federal income tax purposes to the Fund, the Trust or the  shareholders of the Fund or the Trust;

                                      A-4

          (d) The Fund  shall have  received  an  opinion  of  Stradley,  Ronon,
Stevens & Young, LLP, dated the Effective Date of the Reorganization,  addressed to and in form and substance reasonably  satisfactory to the Fund, to the effect that (i) the Trust is duly  formed  as a  business  trust  under the laws of the
State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement  have been duly  authorized and approved by all requisite  action of the Trust and this  Agreement has been duly executed and delivered by the Trust and is a legal,  valid and binding agreement of the Trust in accordance with its terms;  and (iii) the shares of the Trust to be issued in the  reorganization  have been duly  authorized  and, upon issuance thereof in accordance  with this  Agreement,  will have been validly  issued and fully paid and will be nonassessable by the Trust;

          (e) The Trust  shall have  received  the opinion of  Stradley,  Ronon,
Stevens & Young, LLP, dated the Effective Date of the Reorganization,  addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that: (i) the Fund is duly organized and validly  existing under the laws of the
State of  Maryland;  (ii) the Fund is a  closed-end  investment  company  of the management type registered  under the 1940 Act; and (iii) this Agreement and the transactions  contemplated  hereby  and  the  execution  and  delivery  of  this
Agreement  have been duly  authorized  and approved by all  requisite  corporate action of the Fund and this  Agreement  has been duly  executed and delivered by the Fund and is a legal,  valid and binding  agreement of the Fund in accordance with its terms;

          (f) The shares of the Trust are eligible for offering to the public in those states of the United States and  jurisdictions  in which the shares of the
Fund are  currently  eligible  for  offering  to the  public so as to permit the issuance and delivery by the Trust of the shares  contemplated by this Agreement to be consummated;

                                      A-5

          (g) This Agreement and the transactions contemplated hereby shall have been  duly  adopted  and  approved  by the  appropriate  action  of the board of directors of the Fund (the "Board of  Directors")  and the  shareholders  of the
Fund;

          (h) The  shareholders  of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of the Trust, to:

               (1) Elect as  Trustees  of the Trust the  following  individuals:
Nominees   to  serve   as   Trustees   until   the  2005   Annual   Meeting   of
Shareholders-Messrs.  Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S.
Joseph Fortunato and Constantine D. Tseretopoulos; Nominees to serve as Trustees until the 2004 Annual Meeting of Shareholders-Messrs. Martin L. Flanagan, Andrew
H. Hines, Jr., and Charles B. Johnson and Ms. Edith E. Holiday;  and Nominees to
serve as Trustees until the 2003 Annual Meeting of  Shareholders-Messrs.  Gordon
S. Macklin and Fred R. Millsaps and Ms. Betty P. Krahmer; and

               (2) Approve an Investment  Management Agreement between Templeton
Asset Management Ltd. ("TAML") and the Trust,  which is substantially  identical to the then-current Investment Management Agreement between TAML and the Fund;

          (i) The  Trustees  of the Trust shall have duly  adopted and  approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

               (1) Approval of the Investment  Management Agreement described in paragraph (h)(2) of this Section 3 hereof for the Trust;

               (2) Approval of the assignment to the Trust of the Fund's Custody
Agreement  dated  August  30,  1994 (the  "Custody  Agreement"),  with The Chase
Manhattan Bank, N.A. (now JP Morgan Chase Bank),  including the Amendment to the
Custody  Agreement,  dated  March  2,  1998,  Amendment  No.  2 to  the  Custody

                                      A-6

Agreement,  dated July 23, 1998,  and Amendment No. 3 to the Custody  Agreement,
dated May 1, 2001;

               (3)  Selection  of  PricewaterhouseCoopers  LLP  as  the  Trust's
independent auditors for the fiscal year ending December 31, 2002;

               (4) Approval of an Administration Agreement between the Trust and
Franklin Templeton Services, LLC;

               (5)  Approval  of the  assignment  to the  Trust  of the  Service
Agreement  between the Fund and Mellon Securities Trust Co., dated September 20,
1994, the Fund's Successor Stock Transfer Agent Agreement dated February 2, 1995 with Chemical Mellon  Shareholder  Services (now Mellon Investor  Services LLC);
and the Fund's Plan Agent Agreement with Mellon Securities Trust Company,  dated
March 15, 1998;

               (6)  Approval  of the  assignment  to the  Trust of the  Japanese
Shareholder  Servicing and  Administration  Agreement,  dated September 28, 1994
(the "Nomura  Agreement"),  by and among the Fund,  Templeton Global  Investors,
Inc.  ("TGI")  and  Nomura  Capital  Management,  Inc.,  as amended by the First
Amendment to the Nomura  Agreement,  dated October 1, 1996  (replacing  TGI with
Franklin  Templeton  Services,  Inc.  ("FTSI"))  and further  amended  effective
January 1, 2001 by the  assumption by Franklin  Templeton  Services,  LLC of the rights and liabilities of FTSI under the Nomura Agreement;

               (7) Approval of the  assignment  of the Paying  Agreement,  dated
September 30, 1994, by and among the Fund, Japan Securities Clearing Corporation
("JSCC") and Mitsui Trust and Banking Company,  Limited ("Mitsui");  the Service
Agreement, dated September 30, 1994 (the "Service Agreement"),  by and among the
Fund, JSCC and Mitsui; and the Agreement of Commissions  Concerning  Entrustment
of  Services,  dated  September  30,  1994,  by and between the Fund and Mitsui,

                                      A-7

pursuant to Article 12 of the Service Agreement; and

               (8)  Authorization  of the  issuance  by the Trust,  prior to the
Effective Date of the Reorganization, of one share of beneficial interest of the
Trust to the Fund in  consideration  for the payment of $1.00 for the purpose of enabling the Fund to vote on the matters  referred to in  paragraph  (h) of this
Section 3 hereof;

                (9)  Submission of the matters referred to in paragraph (h) of this Section 3 to the Fund as sole shareholder of the Trust; and

               (10)  Authorization  of the issuance and delivery by the Trust of its shares on the Effective Date of the Reorganization and the assumption by the
Trust of the  obligations and liabilities of the Fund in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

          At any time prior to the Closing,  any of the foregoing conditions may be waived or amended,  or any additional  terms and conditions may be fixed,  by the Board of  Directors  of the Fund,  if, in the  judgment of such Board,  such waiver, amendment, term or condition will not affect in a materially adverse way the  benefits  intended to be accorded the  shareholders  of the Fund under this
Agreement.

     4. Dissolution of the Fund.

          Promptly  following the  consummation of the distribution of the Trust shares to holders of TDF common stock under the  Agreement,  the officers of TDF shall take all steps  necessary  under  Maryland law to dissolve  its  corporate status, including publication of any necessary notices to creditors,  receipt of any necessary pre-dissolution  clearances from the State of Maryland, and filing

                                      A-8

for record with the State  Department of Assessments and Taxation of Maryland of
Articles of Dissolution.

     5. Termination.

           The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the
Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

     6. Entire Agreement.

          This  Agreement  embodies  the entire  agreement  between  the parties hereto and there are no agreements,  understandings,  restrictions or warranties among the parties  hereto other than those set forth  herein or herein  provided for.

     7. Further Assurances.

          The Fund and the  Trust  shall  take  such  further  action  as may be necessary or desirable and proper to consummate  the  transactions  contemplated hereby.

     8. Counterparts.

          This  Agreement  may  be  executed   simultaneously  in  two  or  more
counterparts,  each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     9. Governing Law.

          This  Agreement  and the  transactions  contemplated  hereby  shall be governed by and construed and enforced in accordance  with the laws of the State of Delaware.

                                      A-9

          IN  WITNESS  WHEREOF,  the Trust and the Fund  have each  caused  this
Agreement  and  Plan of  Reorganization  to be  executed  on its  behalf  by its
Chairman,  President or a Vice  President  and  attested by its  Secretary or an
Assistant Secretary, all as of the day and year first-above written.

                                  Templeton Dragon Fund, Inc.
                                  (a Maryland corporation)
Attest:

By_________________________       By_________________________

                                  Templeton Dragon Fund
                                  (a Delaware business trust)
Attest:

By_________________________       By_________________________

                                      A-10

                                    EXHIBIT B

                A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                                A Comparison of:

                 The Law Governing Delaware Business Trusts and
          The Charter Documents of Templeton Dragon Fund Under Such Law

                                      With
                   The Law Governing Maryland Corporations and
       The Charter Documents of Templeton Dragon Fund, Inc. Under Such Law

                  Delaware Business Trust              Maryland Corporation

Governing       A Delaware statutory business        A Maryland corporation is
Documents/      trust (a "DBT") is formed by         created by filing articles of
Governing       a governing instrument and           incorporation with the
Body            the filing of a certificate          Maryland State Department of
                of trust with the Delaware           Assessments and Taxation
                Secretary of State                   ("MSDAT"). The Maryland law
                ("Secretary of State").The           governing corporations is
                Delaware law governing a DBT         referred to in this analysis
                is referred to in this               as "Maryland Law."
                analysis as the "Delaware
                Act."

                A DBT is an unincorporated           A corporation is incorporated
                association organized under          under the Maryland Law. A
                the Delaware Act whose               corporation's operations are
                operations are governed by           governed by its charter and
                its governing instrument             by-laws, and its business and
                (which may consist of one or         affairs are managed by or
                more instruments). Its               under the direction of a
                business and affairs are             board of directors (the
                managed by or under the              "board" or "board of
                direction of one or more             directors" or collectively,
                trustees.                            the "directors"). No public
                                                     filing of the by-laws is made.

                The governing instrument for         Templeton Dragon Fund, Inc.,
                the DBT, Templeton Dragon            a Maryland corporation,
                Fund (the "Trust"), is               is referred to in this analysis
                comprised of an agreement and        as the "Corporation." The
                declaration of trust                 Corporation is governed by
                ("Declaration") and by-laws          its charter ("Charter") and
                ("By-Laws"). The Trust's             by-laws ("By-Laws") and the
                governing body is a board of         Corporation's governing body
                trustees (the "board" or             is a board of directors.
                "board of trustees" or
                collectively, the
                "trustees").

Designation     Under the Delaware Act, the          Equity securities of a
of              ownership interests in a DBT         corporation are generally
Ownership       are denominated as                   denominated as shares of
Shares or       "beneficial interests" and           stock. Record owners of
Interests       are held by "beneficial              shares of stock are
                owners." However, there is           stockholders. Generally,
                flexibility as to how a              equity securities that have
                governing instrument refers          voting rights and are
                to "beneficial interests" and        entitled to the residual
                "beneficial owners" and the          assets of the corporation,
                governing instrument may             after payment of liabilities,
                identify "beneficial                 are referred to as "common
                interests" and "beneficial           stock."
                owners" as "shares" and
                "shareholders," respectively.

                                      B-1

                Delaware Business Trust              Maryland Corporation

                The Trust's beneficial               The Corporation's equity
                interests, without par value,        securities are shares of
                are designated as "shares"           common stock, par value $0.01
                and its beneficial owners are        per share, and the owners of
                designated as "shareholders."        such stock are "stockholders."
                This analysis will use the
                "share" and "shareholder"
                terminology.

Amendments      Governing Instrument                 Charter
to              The Delaware Act provides            Under Maryland Law, with
Governing       broad flexibility with               certain exceptions,
Documents       respect to the provisions of         amendments to the charter
                the governing instrument of a        must be approved by the board
                DBT for amending and/or              and by the affirmative vote
                restating such governing             of two-thirds of all votes
                instrument.                          entitled to be cast (unless
                                                     the charter permits amendment
                Declaration of Trust                 by a higher or lesser
                The Declaration provides that        proportion of the voting
                amendments and/or                    stock, but not less than a
                restatements of the                  majority of the shares
                Declaration may generally be         outstanding).
                made at any time by the board
                of trustees, by a vote of a          The Charter provides that the
                majority of the trustees             Charter may be altered,
                present at a meeting at which        repealed, or added to upon
                a quorum is present, without         vote of holders of a majority
                approval of the shareholders.        of the shares outstanding and
                Amendments or a repeal of            entitled to vote thereon,
                certain provisions, however,         except that amendment or
                require approval of the board        repeal of provisions
                of trustees, as set forth            pertaining to the number of
                above, and the affirmative           directors, removal of
                vote of holders of at least          directors, directors'
                two-thirds (66 2/3%) of the          liability, indemnification,
                outstanding shares entitled          reorganizations, dissolution
                to vote, unless such action          or conversion to open-end
                has previously been approved         company, and amendments to
                by the affirmative vote of           the Charter require the
                two-thirds (66 2/3%) of the          affirmative vote of the
                board of trustees, in which          holders of at least 66 2/3%
                case the affirmative "vote of        of the outstanding shares
                a majority of the outstanding        entitled to vote, unless such
                voting securities", as               action has previously been
                defined in the Investment            approved by the affirmative
                Company Act of 1940 and the          vote of two-thirds of the
                rules and regulations                board of directors. Upon such
                thereunder, as amended (the          a two-thirds vote by the
                "1940 Act"), of the Trust            board of directors, such
                entitled to vote at a meeting        provisions may be amended
                at which a quorum is present,        upon the vote of holders of a
                shall be required. Such              majority of the shares
                provisions include those             outstanding and entitled to
                pertaining to the number,            vote thereon (the general
                classes, election, term,             vote needed to amend the
                removal, resignation, quorum,        other provisions of the
                powers, required vote and            Charter).
                action by written consent of
                the board of trustees;
                shareholders' voting power,
                quorum, required vote, action
                by written consent and record
                dates; limitation of
                liability and indemnification
                of agents of the Trust;
                transactions such as the
                dissolution, merger,
                consolidation, conversion,
                reorganization and
                reclassification of the Trust
                to an open-end company and
                amendments of the Declaration.

                By-Laws                              By-Laws
                The By-Laws may be amended,          Under Maryland law, after the
                restated or repealed or new          organizational meeting, the
                by-laws may be adopted by the        power to adopt, alter or
                affirmative "vote of a               repeal the by-laws is vested
                majority of the outstanding          in the stockholders, except
                voting securities" (as               to the extent that the
                defined in the 1940 Act) of          charter or by-laws vest such
                the Trust. The By-Laws may           power in the board.
                also be amended, restated or
                repealed or new by-laws may          The By-Laws may be adopted,
                be adopted by the board of           amended or repealed by "vote
                trustees, by a vote of a             of the holders of a majority
                majority of the trustees             of the [Corporation's] stock"
                present at a meeting at which        (as defined in the 1940 Act);
                a quorum is present.                 except that provisions in the

                                      B-2

                Delaware Business Trust              Maryland Corporation

                                                     By-Laws regarding
                Pursuant to the Declaration,         increasing/decreasing number
                amendments and/or                    of directors and removal of
                restatements of the                  directors may be amended only
                certificate of trust shall be        by the vote of the holders of
                made at any time by the board        75% of the common stock,
                of trustees, without approval        unless approved by the
                of the shareholders, to              affirmative vote of
                correct any inaccuracy               two-thirds of the total
                contained therein. Any such          number of directors fixed by
                amendments/restatements of           the By-Laws, in which case
                the Certificate of Trust must        the affirmative vote of a
                be executed by at least one          majority of the outstanding
                (1) trustee and filed with           shares is required. Directors
                the Secretary of State in            may adopt, amend or repeal
                order to become effective.           By-Laws (not inconsistent
                                                     with any By-Law adopted,
                                                     amended or repealed by
                                                     stockholders) by majority
                                                     vote of all of directors in
                                                     office, subject to applicable
                                                     law.

Preemptive      Under the Delaware Act, a            Under Maryland Law, the
Rights and      governing instrument may             charter may provide
Repurchase      contain any provision                shareholders with the
of Shares       relating to the rights,              preemptive right to subscribe
                duties and obligations of the        to any or all additional
                shareholders.                        issues of stock or any
                                                     securities of the corporation
                The Declaration provides that        convertible into additional
                no shareholder shall have the        issues of stock. The charter
                preemptive or other right to         may also define or limit the
                subscribe for new or                 preemptive rights of
                additional shares or other           stockholders to acquire
                securities issued by the             additional stock or
                Trust.                               securities in the corporation.

                The Trust has the right at           The Corporation does not
                its option and at any time,          provide shareholders with the
                subject to the 1940 Act and          preemptive right to subscribe
                other applicable law, to             to additional issues of stock
                repurchase shares of any             or other securities of the
                shareholder under certain            Corporation.
                circumstances at a price that
                meets the requirements of
                Section 23 of the 1940 Act,
                and the rules and regulations
                adopted thereunder, and that
                is in accordance with the
                terms of the Declaration, the
                By-Laws and other applicable
                law.

Liquidation     A DBT that has dissolved             A corporation that has
Rights upon     shall first pay or make              voluntarily dissolved shall
Dissolution     reasonable provision to pay          pay, satisfy and discharge
                all known claims and                 the existing debts and
                obligations, including those         obligations of the
                that are contingent,                 corporation, including
                conditional and unmatured,           necessary expenses of
                and all known claims and             liquidation, before
                obligations for which the            distributing the remaining
                claimant is unknown. Any             assets to the stockholders.
                remaining assets shall be
                distributed to the
                shareholders or as otherwise
                provided in the governing
                instrument.

                The Declaration provides that
                any assets remaining after
                payment or the reasonable
                provision for payment of all
                claims and obligations of the
                Trust shall be distributed to
                the shareholders ratably
                according to the number of
                outstanding shares held by
                the several shareholders on
                the record date for such
                dissolution distribution.

Voting          Under the Delaware Act, the
Rights,         governing instrument may set
Meetings,       forth any provision relating
Notice,         to trustee and shareholder
Quorum,         voting rights, including the
Record          withholding of such rights
Dates and       from certain trustees or
Proxies         shareholders. If voting

                                      B-3

                Delaware Business Trust              Maryland Corporation

                rights are granted, the
                governing instrument may
                contain any provision
                relating to meetings, notice
                requirements, written
                consents, record dates,
                quorum requirements, voting
                by proxy and any other matter
                pertaining to the exercise of
                voting rights. The governing
                instrument may also provide
                for the establishment of
                record dates for allocations
                and distributions by the DBT.

                One Vote Per Share                   One Vote Per Share
                The Declaration provides that        Unless a corporation's
                each outstanding share is            charter provides for a
                entitled to one vote and each        greater or lesser number of
                outstanding fractional share         votes per share, or limits or
                is entitled to a fractional          denies voting rights, each
                vote.                                outstanding share of stock is
                                                     entitled to one vote on each
                                                     matter submitted to a vote at
                                                     a meeting of stockholders. A
                                                     corporation may issue
                                                     fractional shares of stock.

                                                     The Charter provides that
                                                     each outstanding share of
                                                     stock is entitled to one vote
                                                     and each outstanding
                                                     fractional share of stock is
                                                     entitled to a fractional vote.

                Shareholders' Meetings               Stockholders' Meetings
                Although the Delaware Act            Under Maryland Law, every
                does not mandate annual              corporation must hold an
                shareholders' meetings, the          annual stockholders' meeting
                By-Laws require annual               to elect directors and
                meetings for the election of         transact other business,
                trustees and the transaction         except that the charter or
                of other business. The               by-laws of a corporation
                By-Laws also authorize the           registered under the 1940 Act
                calling of a special meeting         may provide that an annual
                (i) when deemed necessary or         meeting is not required in
                desirable by the board of            any year in which the
                trustees or (ii) to the              election of directors is not
                extent permitted by the 1940         required by the 1940 Act.
                Act, by the chairperson of           Maryland Law authorizes, and
                the board, or at the request         permits the charter and
                of holders of 10% of the             By-Laws to authorize, certain
                outstanding shares if such           persons to call special
                shareholders pay the                 meetings of stockholders.
                reasonably estimated cost of
                preparing and mailing the            The By-Laws require annual
                notice thereof, for the              meetings for the election of
                purpose of electing trustees         directors and the transaction
                or filling vacancies on the          of other business. The
                board. However, no special           By-Laws also authorize the
                meeting may be called at the         calling of a special meeting,
                request of shareholders to           unless otherwise "prescribed"
                consider any matter that is          by statute or the Charter, by
                substantially the same as a          the board, upon the written
                matter voted upon at a               request of a majority of the
                shareholders' meeting held           directors, or by the
                during the preceding twelve          president, or at the written
                (12) months, unless requested        request of stockholders
                by holders of a majority of          owning 10% "in amount of the
                all outstanding shares               entire capital stock" of the
                entitled to vote at such             Corporation then issued and
                meeting.                             outstanding, if the
                                                     stockholders requesting such
                Under the By-Laws,                   meeting pay the reasonably
                shareholder proposals may be         estimated cost of preparing
                presented at an annual               and mailing the notice
                shareholders' meeting if             thereof. However, no special
                brought by a shareholder who         meeting will be called at the
                (i) is entitled to vote at           request of stockholders to
                the meeting; (ii) complies           consider any matter that is
                with the notice procedures           substantially the same as a
                set forth in the By-Laws; and        matter voted upon at a
                (iii) was a shareholder of           stockholders' special meeting
                record at the time such              held during the preceding 12
                notice is received by the            months, unless requested by
                secretary of the Trust. The          holders of a majority of all
                shareholder's notice must be         outstanding shares entitled
                in writing and delivered to          to vote at such meeting.

                                      B-4

                Delaware Business Trust              Maryland Corporation

                the Trust not less than one
                hundred twenty (120) days nor
                more than one hundred fifty
                (150) days prior to the date
                of any such meeting. Each
                such notice given by a
                shareholder must include
                certain information set forth
                in the By-Laws and as
                reasonably requested by the
                Trust. At the annual meeting,
                the appropriate officer may,
                if the facts warrant,
                determine and declare to such
                meeting that a proposal was
                not made in accordance with
                the procedure in the By-Laws,
                and, if the officer should so
                determine, shall so declare
                to the meeting, and the
                defective proposal shall be
                disregarded and laid over for
                action at the next succeeding
                special or annual meeting of
                the shareholders taking place
                thirty (30) days or more
                thereafter.

                Record Dates                         Record Dates
                In order to determine the            Under Maryland law, unless
                shareholders entitled to             the by-laws otherwise
                notice of, and to vote at, a         provide, the board may set a
                shareholders' meeting, the           record date, which date must
                Declaration authorizes the           be set within the parameters
                board of trustees to fix a           outlined by the Maryland
                record date. The record date         statute, for determining
                may not precede the date on          stockholders entitled to
                which it is fixed by the             notice of a meeting, vote at
                board and it may not be more         a meeting, receive dividends
                than one hundred twenty (120)        or be allotted other rights.
                days, nor less than ten (10)
                days, before the date of the         In order to determine the
                shareholders' meeting. The           stockholders entitled to
                By-Laws provide that notice          notice of, and to vote at, a
                of a shareholders' meeting           stockholders' meeting, the
                shall not be given to                By-Laws authorize the board
                shareholders more than one           of directors to fix a record
                hundred twenty (120) days nor        date not less than ten (10),
                less than ten (10) days              nor more than ninety (90),
                before the date of the               days prior to the date of the
                meeting.                             meeting or prior to the last
                                                     day on which the consent or
                To determine the shareholders        dissent of stockholders may
                entitled to vote on any              be effectively expressed for
                action without a meeting, the        any purpose without a meeting.
                Declaration authorizes the
                board of trustees to fix a           To determine the stockholders
                record date. The record date         entitled to a dividend, any
                may not precede the date on          other distribution, or
                which it is fixed by the             delivery of evidences of
                board nor may it be more than        rights or interests from the
                thirty (30) days after the           Corporation, the By-Laws
                date on which it is fixed by         authorize the board to fix a
                the board.                           record date not exceeding
                                                     ninety (90) days preceding
                To determine the shareholders        the date fixed for the
                entitled to a dividend or any        payment of the dividend or
                other distribution from the          distribution or delivery of
                Trust, the Declaration               the evidences.
                authorizes the board of
                trustees to fix a record             If the board does not fix a
                date. The record date may not        record date, the record date
                precede the date on which it         shall be the later of the
                is fixed by the board nor may        close of business on the day
                it be more than sixty (60)           on which notice of the
                days before the date such            meeting is mailed or the 30th
                dividend or distribution is          day before the meeting,
                to be paid.                          except if all stockholders
                                                     waive notice, the record date
                Pursuant to the Declaration,         is the close of business on
                if the board of trustees does        the 10th day next preceding
                not fix a record date:               the day the meeting is held.
                (a) the record date for
                determining shareholders
                entitled to notice of, and to
                vote at, a meeting will be
                the day before the date on
                which notice is given or, if
                notice is waived, on the day
                before the date of the
                meeting; (b) the record date

                                      B-5

                Delaware Business Trust              Maryland Corporation

                for determining shareholders
                entitled to vote on any
                action by consent in writing
                without a meeting, (i) when
                no prior action by the board
                of trustees has been taken,
                shall be the day on which the
                first signed written consent
                is delivered to the Trust, or
                (ii) when prior action of the
                board of trustees has been
                taken, shall be the day on
                which the board of trustees
                adopts the resolution taking
                such prior action.

                Quorum for Shareholders'             Quorum for Stockholders'
                Meeting                              Meeting
                To transact business at a            Under Maryland Law, unless
                meeting, the Declaration             the charter or Maryland Law
                provides that a majority of          provides otherwise, in order
                the outstanding shares               to constitute a quorum for a
                entitled to vote, which are          meeting, there must be
                present in person or                 present in person or by
                represented by proxy, shall          proxy, stockholders entitled
                constitute a quorum at a             to cast a majority of all the
                shareholders' meeting, except        votes entitled to be cast at
                when a larger quorum is              the meeting.
                required by applicable law or
                any securities exchange on           To transact business at a
                which such shares are listed         meeting, the By-Laws provide
                for trading, in which case           that a majority of the
                such quorum shall comply with        outstanding shares entitled
                such requirements.                   to vote, which are present in
                                                     person or represented by
                                                     proxy, shall constitute a
                                                     quorum at a stockholders'
                                                     meeting.

                Shareholder Vote                     Stockholder Vote
                The Declaration provides             Under Maryland law, for most
                that, subject to any                 stockholder actions, unless
                provision of the Declaration,        the charter or Maryland Law
                the By-Laws or applicable law        provides otherwise, a
                that requires a different            majority of all votes cast at
                vote: (i) in all matters             a meeting at which a quorum
                other than the election of           is present is required to
                trustees, the affirmative            approve any matter. Actions
                "vote of a majority of the           such as (i) amendments to the
                outstanding voting                   corporation's charter, (ii)
                securities" (as defined in           mergers, (iii)
                the 1940 Act) of the Trust           consolidations, (iv)
                entitled to vote at a                statutory share exchanges,
                shareholders' meeting at             (v) transfers of assets and
                which a quorum is present,           (vi) dissolutions require the
                shall be the act of the              affirmative vote of
                shareholders; and                    two-thirds of all votes
                (ii) trustees shall be               entitled to be cast on the
                elected by a plurality of the        matter unless the charter
                votes cast of the holders of         provides for a lesser
                outstanding shares entitled          proportion which may not be
                to vote present in person or         less than a majority of all
                represented by proxy at a            votes entitled to be cast on
                shareholders' meeting at             the matter. Unless the
                which a quorum is present.           charter or by-laws require a
                                                     greater vote, a plurality of
                                                     all votes cast at a meeting
                                                     at which a quorum is present
                                                     is required to elect a
                                                     director.

                                                     Election of Directors. Under
                                                     the Charter and By-Laws, at a
                                                     stockholders' meeting at
                                                     which a quorum is present, a
                                                     plurality of the votes cast
                                                     of the holders of outstanding
                                                     shares entitled to vote,
                                                     shall be required to elect
                                                     directors at the annual
                                                     meeting, to fill any vacancy
                                                     resulting from an increase in
                                                     the number of directors on
                                                     the board (adopted by vote of
                                                     the stockholders) or to fill
                                                     any other then existing
                                                     vacancies on the board.

                                                     Other matters for which the
                                                     vote is not expressly
                                                     designated otherwise. For all
                                                     other matters, other than any

                                      B-6

                Delaware Business Trust              Maryland Corporation

                                                     matter for which the Charter
                                                     expressly provides for a
                                                     different vote, the
                                                     affirmative vote of the
                                                     holders of a majority of the
                                                     total number of shares
                                                     outstanding and entitled to
                                                     vote thereon, at a
                                                     stockholders' meeting at
                                                     which a quorum is present,
                                                     shall be the act of the
                                                     stockholders.

                Shareholder Vote on Certain          Stockholder Vote on Certain
                Transactions                         Transactions
                Under the Declaration, in            Under the Charter, in order
                order for the Trust to               to consummate a merger,
                consummate a dissolution,            consolidation, sale of all or
                merger, consolidation,               substantially all of the
                conversion, reorganization or        assets, liquidation or
                reclassification, such               dissolution of the
                transaction shall be approved        Corporation, or a conversion
                in the following manner:             from a closed-end company to
                The transaction must be              an open-end company (as
                approved by the board of             defined in the 1940 Act),
                trustees, by the vote of a           such transaction shall be
                majority of the trustees             approved in the following
                present at a meeting at which        manner:
                a quorum is present, and the
                affirmative vote of the              The transaction must be
                holders of two-thirds (66            approved by the favorable
                2/3%) of the outstanding             vote of at least 66 2/3% of
                shares entitled to vote,             the outstanding shares
                unless such action has been          entitled to vote, unless such
                previously approved by the           action has been previously
                affirmative vote of                  approved by the affirmative
                two-thirds (66 2/3%) of the          vote of two-thirds of the
                board of trustees, in which          total number of directors
                case the affirmative "vote of        fixed pursuant to the
                a majority of the outstanding        By-Laws, in which case the
                voting securities" (as               affirmative "vote of a
                defined in the 1940 Act) of          majority of the outstanding
                the Trust entitled to vote at        voting shares" (as defined in
                a shareholders' meeting at           the 1940 Act) of the
                which a quorum is present            Corporation shall be
                shall be required.                   required, but not less than a
                                                     majority of the outstanding
                                                     voting shares for purposes of
                                                     Maryland Law.

                Cumulative Voting                    Cumulative Voting
                The Declaration provides that        Maryland law provides that
                shareholders are not entitled        the charter may authorize
                to cumulate their votes on           cumulative voting for the
                any matter.                          election of the directors and
                                                     if the charter does not so
                                                     provide, then the
                                                     stockholders are not entitled
                                                     to cumulative voting rights.

                                                     The Charter and By-Laws do
                                                     not have any provisions as to
                                                     whether stockholders are
                                                     entitled to cumulate their
                                                     votes on any matter and
                                                     consequently, the
                                                     stockholders are not entitled
                                                     to cumulate their votes on
                                                     any matter.

                Proxies                              Proxies
                The By-Laws authorize the            Maryland Law permits a
                Trust to accept proxies by           stockholder to authorize
                execution of a written               another person to act as a
                instrument or by electronic,         proxy and sets forth
                telephonic, computerized,            acceptable methods of
                telecommunications or another        transmitting such
                reasonable alternative to the        authorization. Unless a proxy
                execution of a written               provides otherwise, it is not
                instrument. Unless a proxy           valid more than 11 months
                provides otherwise, it is not        after its date. The proxy is
                valid more than 11 months            revocable unless certain
                after its date. In addition,         statutory requirements are
                the By-Laws provide that the         met.
                revocability of a proxy that
                states on its face that it is
                irrevocable shall be governed
                by the provisions of the
                general corporation law of
                the State of Delaware.

                                      B-7

                Delaware Business Trust              Maryland Corporation

                Action by Written Consent            Action by Written Consent
                The Declaration also                 Maryland Law provides that
                authorizes shareholders to           any action required or
                take action without a meeting        permitted to be taken at a
                and without prior notice if          stockholders' meeting may be
                written consents setting             taken without a meeting, if a
                forth the action taken are           unanimous written consent is
                signed by the holders of all         signed by each stockholder
                outstanding shares entitled          entitled to vote on the
                to vote on that action.              matter.

                The Declaration also                 The By-Laws authorize
                authorizes the board of              stockholders to take action
                trustees or any committee of         without a meeting if all
                the board of trustees to take        stockholders entitled to vote
                action without a meeting and         consent in writing and all
                without prior written notice         stockholders entitled to
                if written consents setting          notice of the meeting, but
                forth the action taken are           not entitled to vote, sign a
                executed by trustees having          written waiver of any right
                the number of votes necessary        to dissent.
                to take that action at a
                meeting at which the entire          The By-Laws provide that the
                board of trustees or any             board or any committee of the
                committee thereof, is present        board may act by written
                and voting.                          consent signed by all the
                                                     members of the board or
                                                     committee, respectively.

Removal of      The governing instrument of a        Under Maryland Law, unless
Trustees/       DBT may contain any provision        otherwise provided in the
Directors       relating to the removal of           charter, a director may
                trustees; provided however,          generally be removed with or
                that there shall at all times        without cause by the vote of
                be at least one trustee of           a majority of all the votes
                the DBT.                             entitled to be cast generally
                                                     for the election of directors
                Under the Declaration, any           unless (i) such director is
                trustee may be removed, with         elected by a certain class or
                or without cause, by the             series, (ii) the charter
                Shareholders, upon the vote          provides for cumulative
                of the holders of two-thirds         voting or (iii) the board is
                (66 2/3%) of the outstanding         classified.
                shares entitled to vote.
                                                     Under the Charter, a director
                                                     may be removed with or
                                                     without cause by holders of
                                                     66 2/3% of shares then
                                                     entitled to vote in an
                                                     election of directors and a
                                                     stockholders' meeting may be
                                                     called for such purpose if
                                                     requested in writing by not
                                                     less than 10% of outstanding
                                                     shares of the Corporation.

Vacancies       Vacancies in any class of            Under Maryland law
on Board of     trustees may be filled by a          stockholders may elect
Trustees/       majority vote of the trustees        persons to fill vacancies
Directors       then in office, regardless of        that result from the removal
                the number and even if less          of directors. Unless the
                than a quorum, unless a              charter or by-laws provide
                special meeting of                   otherwise, a majority of the
                shareholders is called for           directors in office, whether
                the purpose of filling such          or not comprising a quorum,
                vacancies, in which case,            may fill vacancies that
                such vacancies shall be              result from any cause except
                filled in the same manner as         an increase in the number of
                an election of trustees.             directors. A majority of the
                                                     entire board of directors may
                                                     fill vacancies that result
                                                     from an increase in the
                                                     number of directors.

                                                     Under the By-Laws, directors
                                                     may increase or decrease
                                                     their number; if the number
                                                     is increased, the added
                                                     directors may be elected by a
                                                     majority of directors in
                                                     office. For other vacancies,
                                                     the directors then in office
                                                     (though less than quorum) may
                                                     continue to act and may by
                                                     majority vote fill any
                                                     vacancy until the next
                                                     meeting of stockholders,
                                                     subject to the 1940 Act.

                                                     The number of directors may
                                                     also be increased or

                                      B-8

                Delaware Business Trust              Maryland Corporation

                                                     decreased by vote of
                                                     stockholders at any meeting
                                                     called for the purpose and if
                                                     the vote is to increase the
                                                     number, stockholders will
                                                     vote by plurality to elect
                                                     the directors to fill the new
                                                     vacancies as well as any then
                                                     existing vacancies.

Shareholder     Under the Delaware Act,              The stockholders of a
Liability       except to the extent                 corporation are not liable
                otherwise provided in the            for the obligations of the
                governing instrument of a DBT,       corporation.
                shareholders of a DBT are
                entitled to the same limitation
                of personal liability extended
                to shareholders of a private
                corporation organized for profit
                under the general corporation law
                of the State of Delaware.

                Under the Declaration,
                shareholders are entitled to the
                same limitation of personal
                liability as that extended to
                shareholders of a private
                corporation organized for profit
                under the general corporate law
                of the State of Delaware.
                However, the board of trustees
                may cause any shareholder
                to pay for charges of the
                trust's custodian or transfer,
                dividend disbursing, shareholder
                servicing or similar agent
                for services provided to such
                shareholder.

Trustee/        Subject to the provisions in         Maryland Law requires a
Director        the governing instrument, the        director to perform his or
Liability       Delaware Act provides that a         her duties in good faith, in
                trustee or any other person          a manner he or she reasonably
                managing the DBT, when acting        believes to be in the best
                in such capacity, will not be        interests of the corporation
                personally liable to any             and with the care that an
                person other than the DBT or         ordinarily prudent person in
                a shareholder of the DBT for         a like position would use
                any act, omission or                 under similar circumstances.
                obligation of the DBT or any         A director who performs his
                trustee. To the extent that          or her duties in accordance
                at law or in equity, a               with this standard has no
                trustee has duties (including        liability to the corporation,
                fiduciary duties) and                its stockholders or to third
                liabilities to the DBT and           persons by reason of being or
                its shareholders, such duties        having been a director. A
                and liabilities may be               corporation may include in
                expanded or restricted by the        its charter a provision
                governing instrument.                expanding or limiting the
                                                     liability of its directors
                The Declaration provides that        and officers for money
                any person who is or was a           damages to the corporation or
                trustee, officer, employee or        its stockholders, provided
                other agent of the Trust or          however, that liability may
                is or was serving at the             not be limited to the extent
                request of the Trust as a            the person has received an
                trustee, director, officer,          improper benefit or profit in
                employee or other agent of           money, property or services
                another corporation,                 or where such person has been
                partnership, joint venture,          actively and deliberately
                trust or other enterprise (an        dishonest.
                "Agent") will be liable to
                the Trust and to any                 The Charter expressly
                shareholder solely for such          provides that no director or
                Agent's own willful                  officer shall be protected
                misfeasance, bad faith, gross        from liability to the
                negligence or reckless               Corporation and its
                disregard of the duties              stockholders to which such
                involved in the conduct of           person would otherwise be
                such Agent (such conduct             subject by reason of willful
                referred to as "Disqualifying        misfeasance, bad faith, gross
                Conduct"). Subject to the            negligence or reckless
                preceding sentence, Agents           disregard of the duties
                will not be liable for any           involved in the conduct of
                act or omission of any other         such person's office.
                Agent or any investment
                adviser or principal
                underwriter of the Trust. No
                Agent, when acting in such
                capacity, shall be personally
                liable to any person (other

                                      B-9

                  Delaware Business Trust              Maryland Corporation

                than the Trust or its
                shareholders as described
                above) for any act, omission
                or obligation of the Trust or
                any trustee.

Indemnification Subject to such standards and        Unless limited by its
                restrictions contained in the        charter, Maryland Law
                governing instrument of a            requires a corporation to
                DBT, the Delaware Act                indemnify a director or
                authorizes a DBT to indemnify        officer who has successfully
                and hold harmless any                defended a proceeding to
                trustee, shareholder or other        which such person was a party
                person from and against any          because of such person's
                and all claims and demands.          service in such capacity,
                                                     against reasonable expenses
                Pursuant to the Declaration,         incurred in connection with
                the Trust will indemnify any         the proceeding.
                Agent who was or is a party
                or is threatened to be made a        Maryland Law permits a
                party to any proceeding by           corporation to indemnify a
                reason of such Agent's               director, officer, employee
                capacity, against attorneys'         or agent who is a party or
                fees and other certain               threatened to be a party, by
                expenses, judgments, fines,          reason of service in that
                settlements and other amounts        capacity, to any threatened,
                incurred in connection with          pending or completed action,
                such proceeding if such Agent        suit or proceeding, against
                acted in good faith or in the        judgments, penalties, fines,
                case of a criminal                   settlements and reasonable
                proceeding, had no reasonable        expenses unless it is
                cause to believe such Agent's        established that (i) the act
                conduct was unlawful.                or omission of such person
                However, there is no right to        was material to the matter
                indemnification for any              giving rise to the
                liability arising from the           proceeding, and was committed
                Agent's Disqualifying                in bad faith or was the
                Conduct. As to any matter for        result of active and
                which such Agent is found to         deliberate dishonesty; (ii)
                be liable in the performance         such person actually received
                of such Agent's duty to the          an improper personal benefit;
                Trust or its shareholders            or (iii) such person had
                indemnification will be made         reasonable cause to believe
                only to the extent that the          that the act or omission was
                court in which that action           unlawful. This permissible
                was brought determines that          indemnification obligation
                in view of all the                   may become mandatory or may
                circumstances of the case,           be prohibited through a
                the Agent was not liable by          corporation's charter,
                reason of such Agent's               by-laws, a board resolution
                Disqualifying Conduct.               or another agreement.
                                                     However, if the proceeding is
                Expenses incurred by an Agent        a derivative suit, the
                in defending any proceeding          corporation may not indemnify
                may be advanced by the Trust         a person who has been
                before the final disposition         adjudged to be liable to the
                of the proceeding on receipt         corporation. Corporations are
                of an undertaking by or on           authorized to advance payment
                behalf of the Agent to repay         of reasonable expenses.
                the amount of the advance if
                it is ultimately determined          The Charter provides that the
                that the Agent is not                Corporation shall, to the
                entitled to indemnification          full extent permitted by
                by the Trust.                        Maryland Law, indemnify all
                                                     persons whom it may indemnify
                                                     under Maryland Law. However,
                                                     no director or officer shall
                                                     be protected from liability
                                                     to the Corporation or its
                                                     stockholders to which such
                                                     person would otherwise be
                                                     subject by reason of willful
                                                     misfeasance, bad faith, gross
                                                     negligence or reckless
                                                     disregard of the duties
                                                     involved in the conduct of
                                                     his office.

                                                     The By-Laws provide that, to
                                                     the fullest extent permitted
                                                     by Maryland Law, any current
                                                     or former director or officer
                                                     seeking indemnification shall
                                                     be entitled to the
                                                     advancement of reasonable
                                                     expenses from the
                                                     Corporation. The Corporation
                                                     may advance expenses to
                                                     officers, employees and
                                                     agents.

                                      B-10

                  Delaware Business Trust              Maryland Corporation

Insurance       The Delaware Act is silent as        A corporation may purchase
                to the right of a DBT to             insurance on behalf of any
                purchase insurance on behalf         person who is or was a
                of its trustees or other             director, officer, employee
                persons. However, as the             or agent against any
                policy of the Delaware Act is        liability asserted against
                to give maximum effect to the        and incurred by such person
                principle of freedom of              in any such capacity whether
                contract and to the                  or not the corporation would
                enforceability of governing          have the power to indemnify
                instruments, the Declaration         such person against such
                authorizes the board of              liability.
                trustees, to the fullest
                extent permitted by                  The By-Laws authorize the
                applicable law, to purchase          Corporation to purchase
                with Trust assets, insurance         insurance on behalf of any
                for liability and for all            person who is or was a
                expenses of an Agent in              director, officer, employee
                connection with any                  or agent against any
                proceeding in which such             liability asserted against
                Agent becomes involved by            and incurred by such person
                virtue of such Agent's               in any such capacity.
                actions, or omissions to act,        However, no insurance may be
                in its capacity or former            purchased which would
                capacity with the Trust,             indemnify any director or
                whether or not the Trust             officer against any liability
                would have the power to              to the Corporation or its
                indemnify such Agent against         stockholders to which such
                such liability.                      person would otherwise be
                                                     subject by reason of willful
                                                     misfeasance, bad faith, gross
                                                     negligence or reckless
                                                     disregard of the duties
                                                     involved in the conduct of
                                                     such person's office.

Shareholder     Under the Delaware Act,              Under Maryland Law, a
Right of        except to the extent                 stockholder may inspect,
Inspection      otherwise provided in the            during usual business hours,
                governing instrument and             the corporation's by-laws,
                subject to reasonable                stockholder proceeding
                standards established by the         minutes, annual statements of
                trustees, each shareholder           affairs, voting trust
                has the right, upon                  agreements and, if the
                reasonable demand for any            corporation is not an
                purpose reasonably related to        open-end investment company,
                the shareholder's interest as        a statement showing all stock
                a shareholder, to obtain from        and securities issued by the
                the DBT certain information          corporation for the previous
                regarding the governance and         12 months. In addition,
                affairs of the DBT.                  stockholders who have
                                                     individually or together been
                Under the Declaration, a             holders of at least 5% of the
                shareholder, upon reasonable         outstanding stock of any
                written demand to the Trust          class for at least 6 months,
                for any purpose reasonably           may inspect the corporation's
                related to such shareholder's        books of accounts, its stock
                interest as a shareholder,           ledger and its statement of
                may inspect certain                  affairs. Although not
                information as to the                expressly required by the
                governance and affairs of the        Maryland statute, Maryland
                Trust during regular business        courts have engrafted a
                hours. However, reasonable           proper purpose requirement
                standards governing, without         upon this statutory right.
                limitation, the information
                and documents to be furnished        The Charter grants
                and the time and location of         stockholders inspection
                furnishing the same, will be         rights only to the extent
                established by the board or          provided by Maryland Law.
                any officer to whom such             Such rights are subject to
                power is delegated in the            reasonable regulations of the
                By-Laws. In addition, as             board of directors not
                permitted by the Delaware            contrary to Maryland Law.
                Act, the By-Laws also
                authorize the board or an
                officer to whom the board
                delegates such powers to keep
                confidential from
                shareholders for such period
                of time as deemed reasonable
                any information that the
                board or such officer in good
                faith believes would not be
                in the best interest of the
                Trust to disclose or that
                could damage the Trust or
                that the Trust is required by
                law or by agreement with a
                3rd party to keep
                confidential.

                                      B-11

                  Delaware Business Trust              Maryland Corporation

Derivative      Under the Delaware Act, a            Under Maryland Law, in order
Actions         shareholder may bring a              to bring a derivative action,
                derivative action if trustees        a stockholder (or his
                with authority to do so have         predecessor if he became a
                refused to bring the action          stockholder by operation of
                or if a demand upon the              law) must be a stockholder
                trustees to bring the action         (a) at the time of the acts
                is not likely to succeed. A          or omissions complained
                shareholder may bring a              about; (b) at the time the
                derivative action only if the        action is brought and (c)
                shareholder is a shareholder         until the completion of the
                at the time the action is            litigation. A derivative
                brought and: (i) was a               action may be brought by a
                shareholder at the time of           stockholder if (i) a demand
                the transaction complained           upon the board of directors
                about or (ii) acquired the           to bring the action is
                status of shareholder by             improperly refused or (ii) a
                operation of law or pursuant         request upon the board of
                to the governing instrument          directors would be futile.
                from a person who was a
                shareholder at the time of           Under Maryland Law, a
                the transaction. A                   director of an investment
                shareholder's right to bring         company who "is not an
                a derivative action may be           interested person, as defined
                subject to such additional           by the Investment Company Act
                standards and restrictions,          of 1940, shall be deemed to
                if any, as are set forth in          be independent and
                the governing instrument.            disinterested when making any
                                                     determination or taking any
                The Declaration provides             action as a director."
                that, subject to the
                requirements set forth in the
                Delaware Act, a shareholder
                may bring a derivative action
                on behalf of the Trust only
                if the shareholder first
                makes a pre-suit demand upon
                the board of trustees to
                bring the subject action
                unless an effort to cause the
                board of trustees to bring
                such action is excused. A
                demand on the board of
                trustees shall only be
                excused if a majority of the
                board of trustees, or a
                majority of any committee
                established to consider the
                merits of such action, has a
                material personal financial
                interest in the action at
                issue. A trustee shall not be
                deemed to have a material
                personal financial interest
                in an action or otherwise be
                disqualified from ruling on a
                shareholder demand by virtue
                of the fact that such trustee
                receives remuneration from
                his service on the board of
                trustees of the Trust or on
                the boards of one or more
                investment companies with the
                same or an affiliated
                investment advisor or
                underwriter.

                                      B-12

                                   EXHIBIT C

                   FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                           TO BE AMENDED OR ELIMINATED

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                            CURRENT FUNDAMENTAL         PROPOSED FUNDAMENTAL
 PROPOSAL    INVESTMENT    INVESTMENT RESTRICTION       INVESTMENT RESTRICTION
    OR       RESTRICTION
SUB-PROPOSAL CATEGORY        The Fund may not:            The Fund may not:
---------------------------------------------------------------------------------
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3a          Industry      (1)  invest 25% or more    Invest more than 25% of its
            Concentration      of the total value    net assets in the securities
                               of its assets in a    of issuers in any one
                               particular industry.  industry; provided that this
                               For purposes of this  limitation shall not apply
                               restriction, a        with respect to securities
                               foreign government    issued or guaranteed by the
                               (but not the United   U.S. government or by its
                               States government)    agencies or instrumentalities
                               is deemed to be an    or securities of other
                               "industry."           investment companies.
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3b          Borrowing     (4)  issue senior          Borrow money or issue senior
            and                securities or borrow  securities, except as
            Issuing            money, except that    permitted by the 1940 Act or
            Senior             (a) short-term        any rule, SEC interpretation
            Securities         credits necessary     thereof or any exemptions
                               for settlement of     there from which may be granted
                               securities            by the SEC.
                               transactions are not
                               considered
                               borrowings or senior
                               securities, and (b)
                               the Fund may borrow,
                               on a temporary
                               basis, up to 5% of
                               its total assets
                               (including the
                               amount borrowed) for
                               emergency purposes,
                               except that
                               borrowings in
                               connection with the
                               repurchases of its
                               Shares or tender
                               offers may be made
                               in an amount of up
                               to 33 1/3% of its
                               total assets
                               (including the
                               amount borrowed).
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3c          Commodities        purchase or sell      Purchase or sell
                               commodities or        as defined in the Commodity
                               commodity contracts,  Exchange Act, as amended, and
                               including futures     the rules and regulations
                               contracts and         thereunder, unless acquired as
                               options thereon,      a result of ownership of
                               except that the Fund  securities or other
                               may engage in         instruments and provided that
                               hedging transactions  this restriction does not
                               as described in this  prevent the Fund from engaging
                               Prospectus.           in transactions involving
                                                     futures contracts and options
                                                     thereon or investing in
                                                     securities that are secured by
                                                     physical commodities.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                            CURRENT FUNDAMENTAL         PROPOSED FUNDAMENTAL
 PROPOSAL    INVESTMENT    INVESTMENT RESTRICTION       INVESTMENT RESTRICTION
    OR       RESTRICTION
SUB-PROPOSAL CATEGORY        The Fund may not:            The Fund may not:
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
4           Diversification    invest more than 25%  Proposed to be eliminated.
            of                 of the total value
            Investments        of its assets in the
                               securities of any
                               one issuer, except
                               securities issued or
                               guaranteed by the
                               United States
                               government or any of
                               its agencies or
                               instrumentalities.

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---------------------------------------------------------------------------------
4           Purchase           purchase securities   Proposed to be eliminated.
            Securities         on margin (except
            on Margin          for delayed delivery
                               or when-issued
                               transactions or such
                               short term credits
                               as are necessary for
                               the clearance of
                               transactions).
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---------------------------------------------------------------------------------
4           Short         (10) make short sales      Proposed to be eliminated.
            Sales              of securities or
                               maintain a short
                               position.
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4           Control       (11) invest for the        Proposed to be eliminated.
            over               purpose of
            Management         exercising control
                               over management of
                               any company.
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                           TEMPLETON DRAGON FUND, INC.
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 3, 2002

The  undersigned  hereby  revokes all  previous  proxies for his/her  shares and appoints  BARBARA J. GREEN,  BRUCE S.  ROSENBERG and LORI A. WEBER,  and each of them,  proxies of the  undersigned  with full power of  substitution to vote all shares of Templeton  Dragon Fund,  Inc.  (the  "Fund") that the  undersigned  is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to
be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale,  Florida 33394 at
10:00  a.m.,  Eastern  time,  on  the  3rd  day  of  May  2002,   including  any
postponements  or  adjournments  thereof,  upon the  matters set forth below and instructs  them to vote upon any matters  that may properly be acted upon at the
Meeting.

This Proxy is solicited on behalf of the Board of Directors. It will be voted as specified.  If no specification is made, this Proxy shall be voted FOR Proposals
1 through 4. If any other  matters  properly come before the Meeting to be voted on, the proxy holders will vote,  act and consent on those matters in accordance with the views of management.

                 (Continued and to be signed on the other side)

                              FOLD AND DETACH HERE

                                               Please mark your votes as
                                               indicated in this example    [X]

The Board of Directors unanimously recommends a vote FOR Proposals 1 through 4.

Proposal 1 - Election of Directors.

FOR all nominees    WITHHOLD    Nominees:  Harris J. Ashton, Nicholas F.
 listed (except    AUTHORITY               Brady, Frank J. Crothers, S.
       as         to vote for              Joseph Fortunato and Constantine
 marked to the        all                  D. Tseretopoulos
     right)         nominees
                     listed
                                To withhold authority to vote for any
                                individual nominee, write that nominee's
     [__]             [__]      name on the line below.

                                ---------------------------------------------

Proposal 2 - To approve an Agreement and Plan of              FOR   AGAINST  ABSTAIN
             Reorganization that provides for the             [_]     [_]      [_]
             reorganization of the Fund from a Maryland
             corporation to a Delaware business trust.

Proposal 3 - To approve amendments to certain of
             the Fund's fundamental investment
             restrictions (includes three (3)
             Sub-Proposals):

         3a. To amend the Fund's fundamental                  FOR   AGAINST  ABSTAIN
             investment restriction regarding industry        [_]     [_]      [_]
             concentration.

         3b. To amend the Fund's fundamental                  FOR   AGAINST  ABSTAIN
             investment restriction regarding borrowing       [_]     [_]      [_]
             and issuing senior securities.

         3c. To amend the Fund's fundamental                  FOR   AGAINST  ABSTAIN
             investment restriction regarding                 [_]     [_]      [_]
             investments in commodities.

Proposal 4 - To approve the elimination of                    FOR   AGAINST  ABSTAIN
             certain of the Fund's fundamental                [_]     [_]      [_]
             investment restrictions.

                                     YES    NO
I PLAN TO ATTEND THE MEETING.        [_]    [_]

Signature(s):                                Dated:  _____________________, 2002

Please sign exactly as your name appears on this Proxy.  If signing for estates, trusts or corporations,  title or capacity should be stated.  If shares are held jointly, each holder should sign.

                              FOLD AND DETACH HERE